                                                                    EXHIBIT 4.41

--------------------------------------------------------------------------------

                            SERIES 2001-3 SUPPLEMENT

                          dated as of November 29, 2001
                                     to the

                       AMENDED AND RESTATED BASE INDENTURE
                          dated as of December 1, 1996

                                      among

                        TEAM FLEET FINANCING CORPORATION
                                   the Issuer

                               BUDGET GROUP, INC.
                                  the Servicer

                               BUDGET GROUP, INC.
                            the Budget Interestholder

                                       and

                              BANKERS TRUST COMPANY
                                   the Trustee

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----

ARTICLE 1 DESIGNATION........................................................   1

ARTICLE 2 DEFINITIONS........................................................   3

      Section 2.1  Incorporation of Schedule 1, Etc..........................   3
      Section 2.2  Defined Terms.............................................   3

ARTICLE 3 SECURITY; REPORTS; COVENANTS.......................................  32

      Section 3.1  Grant of Security Interest................................  32
      Section 3.2  Reports; Copies of Letter of Credit.......................  34
      Section 3.3  Auction Acquired Vehicles.................................  35
      Section 3.4  Capitalization Demand Note................................  35

ARTICLE 4 SERIES 2001-3 ALLOCATIONS..........................................  35

      Section 4.1  Establishment of Group V Collection Account, Series
                   2001-3 Collection Account, Series 2001-3 Excess Funding
                   Account and Series 2001-3 Accrued Interest Account........  35
      Section 4.2  Allocations with respect to the Series 2001-3 Notes.......  37
      Section 4.3  Monthly Payments from the Series 2001-3 Accrued
                   Interest Account..........................................  43
      Section 4.4  Payment of Note Interest..................................  48
      Section 4.5  Payment of Note Principal.................................  50
      Section 4.6  Servicer's or Budget's Failure to Make a Deposit or
                   Payment...................................................  53
      Section 4.7  Budget Distribution Account...............................  53
      Section 4.8  Series 2001-3 Distribution Account........................  53
      Section 4.9  Subordination of Class B Notes and Class C Notes..........  54
      Section 4.10 Application of Cash Liquidity Amount; Allocation of
                   Certain Amounts to Interest...............................  55
      Section 4.11 Draw on Letter of Credit..................................  56
      Section 4.12 Draw on the Demand Note...................................  57
      Section 4.13 Series 2001-3 Cash Collateral Account.....................  57
      Section 4.14 [RESERVED]................................................  59
      Section 4.15 Deficiencies in Payments..................................  59

ARTICLE 5 [RESERVED].........................................................  59

ARTICLE 6 AMORTIZATION EVENTS................................................  59

ARTICLE 7 FORM OF SERIES 2001-3 NOTES........................................  61

      Section 7.1 Class A Notes..............................................  61
      Section 7.2 Class B Notes..............................................  62
      Section 7.3 Class C Notes..............................................  63
      Section 7.4 Issuances of Additional Notes..............................  63
      Section 7.5 Denominations..............................................  63
      Section 7.6 Transfer and Exchange......................................  63

ARTICLE 8 GENERAL............................................................  65

Schedule 1     Maximum Manufacturer Percentages
EXHIBIT A-1    Form of Restricted Global Class A Note
EXHIBIT A-2    Form of Temporary Global Class A Note
EXHIBIT A-3    Form of Permanent Global Class A Note
EXHIBIT B-1    Form of Restricted Global Class B Note
EXHIBIT B-2    Form of Temporary Global Class B Note
EXHIBIT B-3    Form of Permanent Global Class B Note
EXHIBIT C-1    Form of Restricted Global Class C Note
EXHIBIT C-2    Form of Temporary Global Class C Note
EXHIBIT C-3    Form of Permanent Global Class C Note
EXHIBIT D      Form of Consent
EXHIBIT E      Exhibit A-6 to Base Indenture:  Form of Transfer Certificate
               (Permanent Global Note to Restricted Global Note)

      Series 2001-3 Supplement, dated as of November 29, 2001 (this "Supplement"), among Team Fleet Financing Corporation, a Delaware corporation ("TFFC" or the "Issuer"), Budget Group, Inc., a Delaware corporation ("Budget"), as the Servicer (in such capacity, the "Servicer"), Budget, as the holder of the Budget Interest (in such capacity, the "Budget Interestholder"), and Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York, as Trustee (the "Trustee") under the Amended and Restated Base Indenture, dated as of December 1, 1996, among TFFC, Budget, as Servicer and as the Budget Interestholder, and the Trustee (as amended, supplemented or otherwise modified from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

      WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that TFFC, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes; and

      WHEREAS, all conditions precedent set forth in such Sections with respect to entering into a supplement to the Base Indenture have been satisfied.

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DESIGNATION

      (a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes (as defined below) shall be designated generally as Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class A, Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class B and Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class C. The Series 2001-3 Notes shall be issued in three classes. The Class A Rental Car Asset Backed Notes shall be designated generally as the Class A Notes, the Class B Rental Car Asset Backed Notes shall be designated generally as the Class B Notes and the Class C Rental Car Asset Backed Notes shall be designated generally as the Class C Notes. The Class A Notes, the Class B Notes and the Class C Notes are referred to herein collectively as the "Series 2001-3 Notes." The Series 2001-3 Notes are a Group V Series of Notes. Subsequent to the Series 2001-3 Issuance Date, additional principal amounts of each Class of Series 2001-3 Notes may be issued in accordance with the provisions of Section
7.4 hereof.

      (b) The Class B Notes and the Class C Notes are subordinated in right of payment to the Class A Notes and the Class C Notes are subordinated in right of payment to the Class B Notes, in each case to the extent set forth herein.

      (c) The proceeds from the sale of the Series 2001-3 Notes shall be deposited in the Group V Collection Account and applied in part to pay certain amounts as set forth in Section 4.2 and any remaining amounts shall be deposited on the Series 2001-3 Issuance Date to the

Series 2001-3 Collection Account and, concurrently with such deposit, allocated by the Trustee to the Series 2001-3 Excess Funding Account and shall be paid to TFFC and used to purchase, finance or refinance Eligible Vehicles for leasing to the Lessees under the Group V Lease or refinance Eligible Receivables. Any proceeds not so used shall be deemed to be Principal Collections.

      (d) The Series 2001-3 Notes are a Segregated Series of Notes (as more fully described in the Base Indenture) and are hereby designated as a "Group V Series of Notes." Accordingly, by such designation, the Series 2001-3 Notes (and each other Group V Series of Notes) shall be secured solely by the Group V Collateral and any other collateral designated as security for the Series 2001-3 Notes (and, as applicable, any other Series of Group V Notes) under this Supplement or any other Supplement and will not be secured by any other collateral. TFFC may from time to time issue additional Segregated Series of Notes that the related Series Supplements will indicate are entitled to share, together with the Series 2001-3 Notes, the Group V Collateral and any other collateral designated as security for the Group V Series of Notes under this Supplement or any other related Series Supplement (the Series 2001-3 Notes and any such additional Segregated Series, each, a "Group V Series of Notes" and, collectively, the "Group V Series of Notes"). TFFC may in the future issue additional Group V Series of Notes which will be entitled to share in the Group V Collateral. Any future Group V Series of Notes may have terms different from the terms of the Series 2001-3 Notes. All references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall, unless the context otherwise requires, refer solely to all Group V Series of Notes. If, notwithstanding the foregoing provisions of this clause (d), the Series 2001-3 Notes are deemed by any court to be secured by collateral other than the Group V Collateral and any other collateral designated as security for the Series 2001-3 Notes (and, as applicable, any other Series of Group V Notes) under this Supplement or any other Supplement ("Non-Group V Collateral") or by Group V Collateral allocated to other Group V Series of Notes pursuant to the related Supplement ("Other Group V Collateral"), then the interest of the Series 2001-3 Noteholders in such Non-Group V Collateral and Other Group V Collateral, consistent with the foregoing provisions of this clause (d), shall be subordinate in all respects to the interest of the Noteholders of the Series to which such Non-Group V Collateral and Other Group V Collateral was pledged by the terms of the Indenture, such subordination to have been effective from the date hereof.

      (e) In all events, the following shall govern the interpretation and construction of the provisions of this Supplement: (i) this Supplement (including, without limitation, the provisions (including the allocation provisions) of Article 4 hereof) is intended to constitute a subordination agreement under New York law and for purposes of Section 510(a) of the Bankruptcy Code, (ii) the subordination provided for in this Supplement is intended to and shall be deemed to constitute a "complete subordination" under New York law, and, as such, shall be applicable whether or not TFFC or any Series 2001-3 Noteholder is a debtor in a case (a "bankruptcy case") under the Bankruptcy Code (or any amended or successor version thereof), (iii) (A) any reference to the Series 2001-3 Notes shall include all obligations of TFFC now or hereafter existing under each of such Series 2001-3 Notes, whether for principal, interest, fees, expenses or otherwise, and (B) without limiting the generality of the foregoing, "interest" owing on the Series 2001-3 Notes shall expressly include any and all interest accruing after the commencement of any bankruptcy case or other insolvency proceeding where TFFC is the debtor, notwithstanding any provision or rule of law (including, without limitation, 11 U.S.C. ss.ss. 502, 506(b) (1994) (or any amended or successor version thereof)) that might restrict the rights of any holder of an interest in the Series 2001-3 Notes, as against TFFC or any one else, to collect such interest, (iv) "payments" prohibited under the subordination provisions of this Supplement shall include any distributions of any type, whether cash, other debt instruments, or any equity instruments, regardless of the source thereof, and
(v) the holder of any interest in the Series 2001-3 Notes retains such holder's right, under 11 U.S.C. Section 1126 (1994) (or any amended or successor version thereof), to vote to accept or reject any plan of reorganization proposed for TFFC in any subsequent bankruptcy of TFFC; provided, however, that, regardless of any such vote or of the exercise of any other rights such holder (or its agents) may have under the Bankruptcy Code, and without limiting the generality of the other clauses of this clause (e), any distributions that such holder is to receive on account of such holder's interest in the Series 2001-3 Notes under any such plan of reorganization, from TFFC, from any collateral, from any guarantor, or from any other source shall be subordinated in right of payment as set forth herein and shall instead be distributed in the order of priority set forth herein.

                                    ARTICLE 2

                                   DEFINITIONS

      Section 2.1 Incorporation of Schedule 1, Etc(a) . (a) All capitalized terms not otherwise defined herein are defined in Schedule 1 to the Base Indenture. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2001-3 Notes and not to any other Series of Notes issued by TFFC.

      (b) For purposes of the Series 2001-3 Notes, any reference in the Base Indenture to (i) the term "Collection Account" shall be deemed to be a reference to the Group V Collection Account, (ii) the term "Collateral" shall be deemed to be a reference to the Group V Collateral, (iii) the term "Team Interest" shall be deemed to be a reference to the Budget Interest, (iv) the term "Team Interestholder" shall be deemed to be a reference to the Budget Interestholder,
(v) the term "Team Interest Amount" shall be deemed to be a reference to the Budget Interest Amount, (vi) the term "Team Distribution Account" shall be deemed to be a reference to the Budget Distribution Account, (vii) the term "Lease" shall be deemed to include the Group V Lease and (viii) the term "Lease Event of Default" shall be deemed to include a Lease Event of Default under and as defined in the Group V Lease.

      Section 2.2 Defined Terms. The following words and phrases shall have the following meanings with respect to the Series 2001-3 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

      "Accounts" means the Collection Account, the Group V Collection Account, the Series 2001-3 Collection Account, the Series 2001-3 Excess Funding Account and each collection account for each other Group V Series of Notes, the Series 2001-3 Distribution Account and, if established, the Series 2001-3 Cash Collateral Account.

      "Accrued Amounts" means, with respect to any Group V Series of Notes (or any class of such Series of Notes), on any date of determination, the sum of (i) accrued and unpaid interest on the Notes of such Series of Notes (or the applicable class thereof) as of such date, (ii) the portion of the accrued and unpaid Monthly Servicing Fee (and any Supplemental Servicing Fee) allocated to such Series of Notes (or the applicable class thereof) pursuant to the Indenture on such date, and (iii) the product of (A) all other accrued and unpaid fees and expenses of the Issuer on such date, and (B) a fraction, the numerator of which is the Invested Amount of such Series of Notes (or the applicable class thereof) on such date and the denominator of which is the aggregate Invested Amount of all Series of Notes (including non-segregated Series of Notes) on such date.

      "Accumulated Principal Draw Amount" means, with respect to draws made under the Series 2001-3 Letter of Credit during any Insolvency Period or after the occurrence of any other Liquidity Event, the sum of the draws made and applied pursuant to Sections 4.5(a)(i), (b)(i) and (c)(i) during such Insolvency Period or after the occurrence of such other Liquidity Event.

      "Additional Base Rent" has the meaning set forth in Section 9 of Annex A to the Group V Lease and in Section 6 of Annex B to the Group V Lease.

      "Additional Notes" means additional Series 2001-3 Notes issued pursuant to
Section 7.4 of this Supplement.

      "Additional Overcollateralization Amount" means, as of any date of determination, an amount equal to (a) the Overcollateralization Portion on such date divided by 81% (or a higher percentage upon confirmation from the Rating Agencies that such higher percentage will not result in the reduction or withdrawal of the then current ratings on the Series 2001-3 Notes) minus (b) the Overcollateralization Portion as of such date.

      "Additional Series 2001-3 Collateral" has the meaning set forth in Section 3.1(b) of this Supplement.

      "Aggregate Invested Amount" means the sum of the Invested Amounts with respect to all Group V Series of Notes then Outstanding.

      "Aggregate Principal Balance" of the Series 2001-3 Notes, or a class thereof, means an amount equal to the initial Invested Amount of such Series or class, as applicable, plus the Invested Amount of any Additional Notes issued as Series 2001-3 Notes or Notes of such class, as applicable, minus the aggregate amount of payments in respect of principal distributed to the Noteholders of such Series or class, as applicable.

      "Asset Amount Deficiency" with respect to the Series 2001-3 Notes will occur if, at any time, the Group V Required Asset Amount exceeds the Group V Aggregate Asset Amount.

      "Available Draw Amount" means (a) with respect to the payment of principal on the Series 2001-3 Notes and all other obligations of the Issuer other than the payment of interest on the Series 2001-3 Notes and servicing fees (i) on any Distribution Date prior to the Series 2001-3 Termination Date, the Series 2001-3 Letter of Credit Amount on such day, less the difference, if positive, between the Minimum Liquidity Amount on such day and the Cash Liquidity Amount, if any, on such day, and (ii) on the Series 2001-3 Termination Date, the Series 2001-3 Letter of Credit Amount on such day, and (b) with respect to the payment of interest on the Series 2001-3 Notes and servicing fees on any Distribution Date, the Series 2001-3 Letter of Credit Amount on such day.

      "Available Funds Shortfall" means, as of any Distribution Date, the aggregate amount of any Class A Note Interest Shortfall, Class B Note Interest Shortfall, Class C Note Interest Shortfall, Class A Principal Shortfall, Class B Principal Shortfall and Class C Principal Shortfall remaining on such Distribution Date after application pursuant to Sections 4.4 and 4.5 of this Supplement of amounts on deposit in the Series 2001-3 Excess Funding Account and shared Principal Collections with respect to other Series of Notes to pay such shortfalls.

      "Base Amount" means, as of any date of determination, the sum of the Net Book Values of all Financed Vehicles leased under the Finance Lease as of such date, each such Net Book Value calculated as of the first day contained within both the calendar month in which such date of determination occurs and the Vehicle Term for the related Financed Vehicle, plus all accrued and unpaid Monthly Base Rent thereunder as of such date.

      "Base Indenture" has the meaning set forth in the preamble.

      "Budget Distribution Account" means the account established as the "Team Distribution Account" pursuant to Section 5.1(b) of the Base Indenture.

      "Budget Interest" means the right to receive all payments in respect of the Budget Interest Amount.

      "Budget Interest Amount" means, on any date of determination, the amount, if any, by which the Group V Aggregate Asset Amount at the end of the day immediately prior to such date of determination, exceeds the Group V Invested Amount at the end of such day.

      "Budget Percentage" means on any date of determination, when used with respect to Group V Collections which are Principal Collections (including Recoveries), and Losses, an amount equal to one hundred percent minus the sum of
(i) the invested percentages on such date (for all outstanding Group V Series of Notes and all classes of such Series of Notes) and (ii) without duplication, the available subordinated amount percentages on such date (for all Group V Series of Notes that provide for credit enhancement in the form of overcollateralization), in each case as such percentages are calculated on such date with respect to Principal Collections, Recoveries or Losses, as applicable.

      "Cash Liquidity Amount" means, at any time, the amount of funds, if any, set aside by the Issuer in the Series 2001-3 Excess Funding Account as all or a portion of the Minimum Liquidity Amount at such time.

      "Cash Liquidity Amount Deficiency" means, with respect to any Deposit Date, the difference, if any, between the Cash Liquidity Amount on such date and the amount then on deposit in the Series 2001-3 Cash Liquidity Account.

      "Casualty Payment" has the meaning specified in Section 6.1 of the Group V Lease.

      "Class A Carryover Controlled Amortization Amount" means, with respect to the Class A Notes for any Related Month during the Class A Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class A Notes for the previous Related Month plus any amounts paid under the Demand Note, drawn under the Letter of Credit (or withdrawn from the Series 2001-3 Cash Collateral Account, as applicable) or withdrawn from the Series 2001-3 Excess Funding Account on account of the related Class A Controlled Distribution Amount was less than the Class A Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class A Controlled Amortization Period, the Class A Carryover Controlled Amortization Amount shall be zero.

      "Class A Controlled Amortization Amount" means, with respect to any Related Month during the Class A Controlled Amortization Period, $91,250,000.

      "Class A Controlled Amortization Period" means the period commencing on December 1, 2003 (or, if such day is not a Business Day, the Business Day last preceding such day) and ending on the earliest to occur of (i) the commencement of the Series 2001-3 Rapid Amortization Period, (ii) the date on which the Class A Notes are fully paid, (iii) the Series 2001-3 Termination Date, and (iv) the termination of the Indenture.

      "Class A Controlled Distribution Amount" means, with respect to any Related Month during the Class A Controlled Amortization Period, an amount equal to the sum of the Class A Controlled Amortization Amount and any Class A Carryover Controlled Amortization Amount for such Related Month.

      "Class A Deficiency Amount" has the meaning specified in Section 4.3(c) of this Supplement.

      "Class A Expected Final Distribution Date" means the February 25, 2004 Distribution Date.

      "Class A Initial Invested Amount" means the aggregate initial principal amount of the Class A Notes, which is $182,500,000.

      "Class A Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount plus (b) the initial principal amount of any Additional Notes issued as Class A Notes on or prior to such date, minus (c) the amount of principal payments made to Class A Noteholders on or prior to such date minus (d) all Losses allocated to the Class A Noteholders plus (e) all Recoveries allocated to the Class A Noteholders on or prior to such date.

      "Class A Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12th of 1% of the Class A Invested Amount as of the preceding Distribution Date (or the Series 2001-3 Issuance Date, in the case of the initial Distribution Date).

      "Class A Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Group V Supplemental Servicing Fee accrued on such date and a fraction, the numerator of which shall be the Class A Invested Amount on such Distribution Date and the denominator of which is the sum of (x) the aggregate of the invested amounts for all outstanding Group V Series of Notes on such Distribution Date plus (y) the Budget Interest (including available subordinated amounts, if any, for all Group V Series of Notes on such Distribution Date).

      "Class A Note Interest Shortfall" has the meaning specified in Section 4.4(a) of this Supplement.

      "Class A Note Rate" means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 0.90%.

      "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

      "Class A Notes" means any one of the Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class A, executed by TFFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3. Definitive Class A Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

      "Class A Prepayment Premium" has the meaning specified in Section 8(a)(i) of this Supplement.

      "Class A Principal Shortfall" has the meaning assigned thereto in Section 4.5(a)(i) of this Supplement.

      "Class B Carryover Controlled Amortization Amount" means, with respect to the Class B Notes for any Related Month during the Class B Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class B Notes for the previous Related Month plus any amounts paid under the Demand Note, drawn under the Letter of Credit (or withdrawn from the Series 2001-3 Cash Collateral Account, as applicable) or withdrawn from the Series 2001-3 Excess Funding Account on account of the related Class B Controlled Distribution Amount was less than the Class B Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class B Controlled Amortization Period, the Class B Carryover Controlled Amortization Amount shall be zero.

      "Class B Controlled Amortization Amount" means, with respect to any Related Month during the Class B Controlled Amortization Period, $25,875,000.

      "Class B Controlled Amortization Period" means the period commencing on February 1, 2004 (or, if such day is not a Business Day, the Business Day last preceding such day) and ending on the earliest to occur of (i) the commencement of the Series 2001-3 Rapid Amortization Period, (ii) the date on which the Class B Notes are fully paid, (iii) the Series 2001-3 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

      "Class B Controlled Distribution Amount" means, with respect to any Related Month during the Class B Controlled Amortization Period, an amount equal to the sum of the Class B Controlled Amortization Amount and any Class B Carryover Controlled Amortization Amount for such Related Month.

      "Class B Deficiency Amount" has the meaning specified in Section 4.3(d) of this Supplement.

      "Class B Expected Final Distribution Date" means the March 25, 2004 Distribution Date.

      "Class B Initial Invested Amount" means the aggregate initial principal amount of the Class B Notes, which is $25,875,000.

      "Class B Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount plus (b) the initial principal amount of any Additional Notes issued as Class B Notes on or prior to such date, minus (c) the amount of principal payments made to Class B Noteholders on or prior to such date minus (d) all Losses allocated to the Class B Noteholders plus (e) all Recoveries allocated to the Class B Noteholders on or prior to such date.

      "Class B Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12 of 1% of the Class B Invested Amount as of the preceding Distribution Date (or the Series 2001-3 Issuance Date, in the case of the initial Distribution
Date).

      "Class B Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Group V Supplemental Servicing Fee accrued on such date and a fraction, the numerator of which shall be the Class B Invested Amount on such Distribution Date and the denominator of which shall be the sum of (x) the aggregate of the invested amounts for all outstanding Group V Series of Notes on such Distribution Date plus (y) the Budget Interest (including available subordinated amounts, if any, for all Group V Series of Notes on such Distribution Date).

      "Class B Note Interest Shortfall" has the meaning specified in Section 4.4(b) of this Supplement.

      "Class B Note Rate" means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 1.18%.

      "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

      "Class B Notes" means any one of the Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class B, executed by TFFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

      "Class B Prepayment Premium" has the meaning specified in Section 8(a)(ii) of this Supplement.

      "Class B Principal Shortfall" has the meaning assigned thereto in Section 4.5(b)(i) of this Supplement.

      "Class C Carryover Controlled Amortization Amount" means, with respect to the Class C Notes for any Related Month during the Class C Controlled Amortization Period, the amount, if any, by which the portion of the Monthly Total Principal Allocation allocable to the Class C Notes for the previous Related Month plus any amounts paid under the Demand Note, drawn under the Letter of Credit (or withdrawn from the Series 2001-3 Cash Collateral Account, as applicable) or withdrawn from the Series 2001-3 Excess Funding Account on account of the related Class C Controlled Distribution Amount was less than the Class C Controlled Distribution Amount for such previous Related Month; provided, however, that for the first Related Month in the Class C Controlled Amortization Period, the Class C Carryover Controlled Amortization Amount shall be zero.

      "Class C Controlled Amortization Amount" means, with respect to any Related Month during the Class C Controlled Amortization Period, $31,625,000.

      "Class C Controlled Amortization Period" means the period commencing on January 31, 2004 (or, if such day is not a Business Day, the Business Day last preceding such day) and ending on the earliest to occur of (i) the commencement of the Series 2001-3 Rapid Amortization Period, (ii) the date on which the Class C Notes are fully paid, (iii) the Series 2001-3 Termination Date, and (iv) the termination of the Indenture in accordance with its terms.

      "Class C Controlled Distribution Amount" means, with respect to any Related Month during the Class C Controlled Amortization Period, an amount equal to the sum of the Class C Controlled Amortization Amount and any Class C Carryover Controlled Amortization Amount for such Related Month.

      "Class C Deficiency Amount" has the meaning specified in Section 4.3(e) of this Supplement.

      "Class C Expected Final Distribution Date" means the March 25, 2004 Distribution Date.

      "Class C Initial Invested Amount" means the aggregate initial principal amount of the Class C Notes, which is $31,625,000.

      "Class C Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class C Initial Invested Amount plus (b) the initial principal amount of any Additional Notes issued as Class C Notes on or prior to such date, minus (c) the amount of principal payments made to Class C Noteholders on or prior to such date minus (d) all Losses allocated to the Class C Noteholders plus (e) all Recoveries allocated to the Class C Noteholders on or prior to such date.

      "Class C Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12 of 1% of the Class C Invested Amount as of the preceding Distribution Date (or the Series 2001-3 Issuance Date, in the case of the initial Distribution
Date).

      "Class C Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Group V Supplemental Servicing Fee accrued on such date and a fraction, the numerator of which shall be the Class C Invested Amount on such Distribution Date and the denominator of which shall be the sum of (x) the aggregate of the invested amounts for all outstanding Group V Series of Notes on such Distribution Date plus (y) the Budget Interest (including available subordinated amounts, if any, for all Group V Series of Notes on such Distribution Date).

      "Class C Note Interest Shortfall" has the meaning specified in Section 4.4(c) of this Supplement.

      "Class C Note Rate" means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 2.93%.

      "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

      "Class C Notes" means any one of the Series 2001-3 Floating Rate Rental Car Asset Backed Notes, Class C, executed by TFFC and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit C-1, Exhibit C-2 or Exhibit C-3. Definitive Class C Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

      "Class C Prepayment Premium" has the meaning specified in Section 8(a)(iii) of this Supplement.

      "Class C Principal Shortfall" has the meaning assigned thereto in Section 4.5(c)(i) of this Supplement.

      "Clearstream" means Clearstream Banking, societe anonyme, a corporation organized under the laws of the Grand Duchy of Luxembourg.

      "Credit Agreement" means, the Amended and Restated Credit Agreement, dated as of June 19, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of September 11, 1998, as amended by the Second Amendment to Amended and Restated Credit Agreement, dated as of March 19, 1999, as amended by the Third Amendment to Amended and Restated Credit Agreement, dated as of December 22, 1999, as amended by the Fourth Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2000, as amended by the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, as amended by the Sixth Amendment to Amended and

Restated Credit Agreement, dated as of February 9, 2001, as modified by the Waiver and Consent to Amended and Restated Credit Agreement, dated as of March 29, 2001, as amended by the Seventh Amendment to Amended and Restated Credit Agreement, dated as of June 19, 2001, and as amended by the Eighth Amendment to Amended and Restated Credit Agreement, dated as of July 31, 2001, among Budget, as borrower, the lenders named therein, Credit Suisse First Boston, as co-syndication and administrative agent, as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

      "Demand Note" means an intercompany demand note made on or after the Series 2001-3 Issuance Date by Budget in favor of the Issuer and pledged by the Issuer to the Trustee.

      "Deposit Date" is defined in Section 4.2 of this Supplement.

      "Depreciation Charges" means, for purposes of the Group V Lease (a) with respect to any Group V Type I Repurchase Vehicle, the scheduled monthly depreciation charge set forth by the Manufacturer in its Repurchase Program for such Vehicle with respect to such Vehicle calculated on a daily basis and (b) with respect to any Group V Type II Repurchase Vehicle, the monthly depreciation charge set forth in the related Depreciation Schedule; provided, however, that for purposes of Group V Type II Repurchase Vehicles, Depreciation Charges shall be a rate that is at least equal to 1.50% per month. If such charge is expressed as a percentage, the Depreciation Charge for such Vehicle shall be such percentage multiplied by the Capitalized Cost for such Vehicle calculated on a daily basis. For any Vehicle not held for a full Related Month in the month of acquisition or disposition, the Depreciation Charge shall be prorated by multiplying the applicable Depreciation Charge by a fraction, the numerator of which is the number of days from the date depreciation commences (in accordance with the applicable Repurchase Program or Depreciation Schedule) with respect to such Vehicle to the first day of the next month and the denominator of which is the number of days in such month. For the month in which a Repurchase Vehicle is turned back to the applicable Manufacturer, the Depreciation Charge shall be prorated by multiplying the applicable depreciation amount by a fraction, the numerator of which is the number of days from the first day of such month to the Turnback Date for such Vehicle and the denominator of which is the number of days in such month. In the event a Vehicle is sold to a third party, the Depreciation Charge shall be prorated by multiplying the applicable Depreciation Charge by a fraction, the numerator of which is the number of days from the first day of such month to the date proceeds were received on the sale of such Vehicle and the denominator of which is the number of days in such month.

      "Determination Date" means the second Business Day prior to each Distribution Date.

      "Disposition Date" means, with respect to any Group V Repurchase Vehicle,
(i) if such Group V Repurchase Vehicle was sold at auction or returned to a Manufacturer for repurchase, pursuant to the applicable Repurchase Program, the date on which such Group V Repurchase Vehicle is sold at auction or accepted for return by such Manufacturer or its agent and, in each case, the Depreciation Charges ceased to accrue pursuant to such Repurchase Program, or (ii) if such Group V Repurchase Vehicle was sold to any Person (other than to a Manufacturer pursuant to such Manufacturer's Repurchase Program or to a third party through an auction conducted by or through or arranged by the Manufacturer pursuant to its Repurchase Program), the date on which title to the Group V Repurchase Vehicle is transferred in connection with such sale.

      "Disposition Losses" means the aggregate of (a) all Losses as defined in clause (ii), (iii) and (iv) of the definition of "Group V Type II Repurchase Losses" and (b) all Losses as defined in clauses (i), (ii) and (iv) of the definition of "Group V Type I Repurchase Losses" with respect to Group V Vehicles which are Lessor-Owned Vehicles.

      "Disposition Proceeds" means the net proceeds (other than the portion of the Repurchase Price payable by the related Manufacturer or Guaranteed Payments) from the sale or disposition of a Vehicle to any Person, whether at auction or otherwise; provided, however, that Disposition Proceeds shall not include Termination Payments.

      "Distribution Date" means, with respect to the Series 2001-3 Notes, the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing December 26, 2001.

      "DTC" means The Depository Trust Company, a New York corporation.

      "Eligible Credit Enhancer" means (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business enters into transactions of a type similar to that entered into by the Letter of Credit Provider under the Letter of Credit Reimbursement Agreement and has total assets in excess of $200,000,000, and with respect to which providing or becoming an assignee of the obligations of the Letter of Credit Provider would not constitute a prohibited transaction under Section 4975 of the Code or Section 406 of ERISA and (c) any other financial institution, in each case reasonably satisfactory to Budget and TFFC having a short-term rating of at least "A-1" or its equivalent by a Rating Agency; provided, however, that any Person who does not have either a short-term rating from a Rating Agency shall be deemed to have the required rating set forth above if such Rating Agency confirms in writing that such Person, if its short-term debt obligations were rated, would be assigned such required rating.

      "Eligible Receivable" means a legal, valid and binding receivable (a) due from any Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer or auction dealer under an Eligible Repurchase Program to TFFC or a creditor of TFFC, (b) in respect of a Group V Repurchase Vehicle purchased by such Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer or sold at an auction pursuant to an Eligible Repurchase Program, which absent such purchase, would have constituted an Eligible Repurchase Vehicle with respect to which the Lien of the Trustee was noted on the Certificate of Title at the time of purchase or refinancing by TFFC under the Group V Lease and (c) the right to payments in respect of which has been assigned by the payee thereof to the Trustee for the benefit of the Secured Parties; provided that no amount receivable from an Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer or auction dealer under an Eligible Repurchase Program shall be an Eligible Receivable if such amount remains unpaid more than ten (10) days after the Repurchase Program Payment Due Date in respect of such Group V Vehicle.

      "Eligible Repurchase Manufacturer" means Ford Motor Company, DaimlerChrysler and Toyota Motor Sales, U.S.A., Inc. and each Manufacturer that
(a) has an Eligible Repurchase Program, (b) has been approved as an Eligible Repurchase Manufacturer by the Rating Agencies or with respect to the addition of which as an Eligible Repurchase Manufacturer Rating Agency Confirmation has been obtained, (c) if such Manufacturer has an unsecured long-term debt rating of less than "A-" from Standard & Poor's or "A3" from Moody's or "A-" from Fitch, has been approved by the Required Beneficiaries, and (d) has been approved by the Enhancement Provider for the Series 2001-3 Notes; provided, however, that upon the occurrence of a Manufacturer Event of Default with respect to such Manufacturer, such Manufacturer shall no longer qualify as an Eligible Repurchase Manufacturer; and, provided, further, that Vehicles manufactured by each Manufacturer listed on Schedule 1 hereto may not comprise more than the percentage of the Group V Aggregate Asset Amount specified on such schedule for such Manufacturer.

      "Eligible Repurchase Program" means, at any time, a Repurchase Program offered by an Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer (a) pursuant to which the Repurchase Price (or the price guaranteed to be received at an auction conducted by or within the requirements established by the Manufacturer) is at least equal to the Capitalized Cost of each Group V Vehicle, minus all Depreciation Charges accrued with respect to such Group V Vehicle prior to the date that the Group V Vehicle is submitted for repurchase, minus Excess Mileage Charges, minus Excess Damage Charges and minus any other charges specified in such Repurchase Program, (b) that cannot be amended or terminated with respect to any Group V Vehicle after the purchase of that Group V Vehicle, and (c) the collateral assignment of the benefits of which to the Trustee has been on or prior to the 30th day after the date hereof acknowledged in writing by the related Manufacturer pursuant to an Assignment Agreement, and TFFC (and the Trustee on behalf of TFFC) has been provided on or prior to the 30th day after the date hereof with an officer's certificate or opinion of counsel reasonably satisfactory to the Trustee and each Rating Agency that TFFC (and the Trustee on behalf of TFFC) can enforce the applicable Manufacturer's obligations thereunder; provided, however, that with respect to a Repurchase Program for any model year beginning with 2002 and thereafter, (i) TFFC shall have obtained (and delivered to the Trustee) Rating Agency Confirmation with respect to the acquisition of Group V Vehicles of such model year pursuant to such Repurchase Program and (ii) in the event there is a major change to a Repurchase Program during a model year, Rating Agency Confirmation with respect to the acquisition of Group V Vehicles pursuant to such Repurchase Program.

      "Eligible Repurchase Vehicle" means any automobile or light truck (including vans), (a) which at the time of purchase or financing by TFFC is eligible under an Eligible Repurchase Program, (b) which is owned by TFFC (or is a Hawaii Vehicle or a Texas Vehicle, in either case, titled in TFFC's name) free and clear of all Liens other than Permitted Liens, and (c) with respect to which either (i) the Trustee is noted as the first lienholder on the Certificate of Title therefor, (ii) such Certificate of Title has been submitted to the appropriate state authorities for such notation or (iii) for which the Lessee has commenced the process to note the lien of the Trustee on such Certificate of Title within the time period specified in the Group V Lease; provided, however, if the actions provided in clause (i) or (ii) are not sufficient in any state to cause the Trustee's Lien upon such Group V Vehicles to be a perfected first Lien, then in order for a Group V Vehicle titled in such state to be an "Eligible Repurchase Vehicle", such action as is required to cause the Trustee's Lien to be a perfected first Lien shall have been taken by the Servicer.

      "Eligible Type I Repurchase Vehicle" means an Eligible Repurchase Vehicle manufactured by an Eligible Repurchase Manufacturer.

      "Eligible Type II Repurchase Manufacturer" means each Manufacturer that has an Eligible Repurchase Program and has been approved as an Eligible Type II Repurchase Manufacturer by the Rating Agencies or with respect to the addition of which as an Eligible Type II Repurchase Manufacturer Rating Agency Confirmation has been obtained; provided, however, that upon the occurrence of a Manufacturer Event of Default with respect to such Manufacturer, such Manufacturer shall no longer qualify as an Eligible Type II Repurchase Manufacturer.

      "Eligible Type II Repurchase Vehicle" means an Eligible Repurchase Vehicle manufactured by an Eligible Type II Repurchase Manufacturer.

      "Eligible Vehicle" means, as of any date of determination, (a) any Eligible Type I Repurchase Vehicle that is entitled to the benefits of its applicable Repurchase Program as of such date and (b) any Eligible Type II Repurchase Vehicle (i) the Type II Repurchase Vehicle Value of which if added to the Group V Aggregate Type II Repurchase Asset Amount would not cause such Group V Aggregate Type II Repurchase Asset Amount as of such date to exceed 30% of the Group V Aggregate Asset Amount as of such date, (ii) the Type II Repurchase Vehicle Value of which if added to the sum of (x) the aggregate Type II Repurchase Vehicle Values of all Eligible Type II Repurchase Vehicles manufactured by the same Manufacturer and leased under the Group V Lease as of such date plus (y) all Eligible Receivables of such Manufacturer included in the Group V Aggregate Type II Repurchase Aggregate Asset Amount as of such date, would not cause such aggregate Type II Repurchase Asset Amount plus such Eligible Receivables to exceed the Maximum Manufacturer Percentage applicable to such Manufacturer, if any, of the Group V Aggregate Asset Amount as of such date, (iii) that is entitled to the benefits of its applicable Repurchase Program as of such date and (c) any Finance Vehicle, satisfying the conditions set forth in the preceding clauses (a) or (b), as applicable, and the Net Book Value of which, if such Finance Vehicle is an Eligible Type I Repurchase Vehicle, or the Type II Repurchase Vehicle Value of which, if such Finance Vehicle is an Eligible Type II Repurchase Vehicle, when added to sum of (1) the aggregate Net Book Values of all Group V Type I Repurchase Vehicles that are Finance Vehicles as of such date plus (2) the aggregate Type II Repurchase Vehicle Values of all Group V Type II Repurchase Vehicles that are Finance Vehicles as of such date plus (3) all Eligible Receivables related to such Finance Vehicles included in the Group V Aggregate Asset Amount as of such date, would not cause such sum to exceed the Maximum Finance Vehicle Percentage of the Group V Aggregate Asset Amount as of such date.

      "Enhancement Percentage" means (for purposes of determining the Group V Required Asset Amount) on any day, a percentage equal to the sum of (A) 21.75% times the Group V Type II Repurchase Percentage on such day plus (B) 20% times the Group V Type I Repurchase Percentage on such day.

      "Euroclear" means Euroclear Bank, S.A./N.V.

      "Excess Budget Collections" has the meaning specified in Section 4.3(g) of this Supplement.

      "Excluded Payments" means the following amounts payable to TFFC pursuant to the Repurchase Programs: (i) all incentive payments payable to TFFC to purchase Group V Vehicles under the Repurchase Programs, (ii) all amounts payable to TFFC as compensation for the preparation by TFFC of newly delivered Group V Vehicles under the Repurchase Programs and (iii) all amounts payable to TFFC in reimbursement for warranty work performed by TFFC on the Group V Vehicles under the Repurchase Programs.

      "Finance Lease" has the meaning specified in Annex B to the Group V Lease.

      "Financed Vehicle" means an Eligible Vehicle that is (a) a Texas Vehicle or (b) a Hawaii Vehicle.

      "Fitch" means Fitch, Inc.

      "Group V Aggregate Asset Amount" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Group V Aggregate Type I Repurchase Asset Amount, (ii) the Group V Aggregate Type II Repurchase Asset Amount and (iii) cash and Permitted Investments on deposit in the Accounts and allocable to the Group V Series of Notes.

      "Group V Aggregate Principal Balance" means, as of any date of determination, an amount equal to the aggregate of the Aggregate Principal Balances of all Group V Series of Notes.

      "Group V Aggregate Type I Repurchase Asset Amount" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the Net Book Value of all Group V Type I Repurchase Vehicles that are Eligible Vehicles leased as of such date under the Group V Lease and not turned in to the Manufacturer thereof pursuant to its Repurchase Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) all amounts (with certain limited exceptions) receivable as of such date from Eligible Manufacturers under Eligible Repurchase Programs with respect to Group V Type I Repurchase Vehicles turned in to such Manufacturers pursuant to any such Repurchase Program or delivered to an authorized auction pursuant to any Eligible Repurchase Program, other than any such amounts which have become Losses, plus (iii) all amounts receivable with respect to the disposition of Group V Type I Repurchase Vehicles as of such date from any other Person with respect to Group V Type I Repurchase Vehicles including, without limitation, from the sale of any Group V Repurchase Vehicles other than pursuant to the related Repurchase Program, other than any such amounts which have been described in this clause (iii) but have become Losses prior to such date, plus
(iv) with respect to any Group V Type I Repurchase Vehicles that have been turned in to the Manufacturer or otherwise sold, any accrued and unpaid Monthly Base Rent and Monthly Supplemental Payments under the Group V Lease with respect to such Group V Type I Repurchase Vehicles (net of amounts set forth in clauses
(ii) and (iii) above), other than any such amounts which have become Losses.

      "Group V Aggregate Type II Repurchase Asset Amount" means, for any date of determination, the sum, rounded to the nearest $100,000, of (i) the lesser of
(a) the Net Book Value of all Group V Type II Repurchase Vehicles that are Eligible Vehicles leased as of such date under the Group V Lease and (b) the Group V Type II Repurchase Fleet Market Value for Group V Vehicles (taking into account only those Eligible Type II Repurchase Vehicles that are Eligible Vehicles) as of such date, plus (ii) all amounts receivable as of such date with respect to any Group V Type II Repurchase Vehicles which have been turned in to the Manufacturer or otherwise sold or deemed to be sold under the Related Documents, other than any such amounts which have been described in this clause
(iii) but have become Losses prior to such date, plus (iii) with respect to any Group V Type II Repurchase Vehicles that have been turned in to the Manufacturer or otherwise sold, any accrued and unpaid payments of Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Group V Lease with respect to such Group V Type II Repurchase Vehicles (net of amounts set forth in clause (ii) above), other than any such amounts which have become Losses.

      "Group V Carrying Charges" means, as of any day, (i) the aggregate of all Trustee fees, servicing fees (other than Group V Supplemental Servicing Fees) and other fees and expenses and indemnity amounts, if any, payable with respect to the Group V Series of Notes by the Lessor or the Servicer under the Indenture or the Related Documents, which have accrued during the Related Month, plus (ii) without duplication, all amounts payable by the Lessees pursuant to Section 15 of the Group V Lease which have accrued during the Related Month.

      "Group V Collateral" has the meaning specified in Section 3.1(a) of this Supplement.

      "Group V Collection Account" has the meaning specified in Section 4.1 of this Supplement.

      "Group V Collections" means all Group V Type I Repurchase Collections, Group V Type II Repurchase Collections and all amounts earned on Permitted Investments made with funds in the Group V Collection Account allocable to Group V Collections.

      "Group V Invested Amount" means, as of any date of determination, an amount equal to the aggregate of the Invested Amounts of all Group V Series of Notes.

      "Group V Lease" means the Master Motor Vehicle Lease Agreement Group V, dated as of April 18, 2001, among the Issuer, as the Lessor thereunder, certain subsidiaries, affiliates and non-affiliates of Budget, as the Lessees thereunder, and Budget, as the Guarantor thereunder, as amended, modified or supplemented from time to time in accordance with the terms thereof, providing for the lease of Group V Vehicles.

      "Group V Letter of Credit Amount" means as of any date of determination, the aggregate amount available to be drawn on such date under each letter of credit (or available to be withdrawn from the related cash collateral account) issued by an Eligible Credit Enhancer for the benefit of the Trustee and providing credit enhancement for the obligations of the Lessees under the Group V Lease.

      "Group V Repurchase Vehicles" means Group V Type I Repurchase Vehicles and Group V Type II Repurchase Vehicles.

      "Group V Required Asset Amount" at any time equals the sum of (a) the Group V Aggregate Principal Balance at such time and (b) an amount equal to the excess of (i) the aggregate of the minimum credit support amounts for all Group V Series of Notes at such time over (ii) the Group V Letter of Credit Amount at such time.

      "Group V Series of Notes" has the meaning set forth in the recitals hereto.

      "Group V Supplemental Servicing Fee" for any period, means the total Group V Carrying Charges for such period.

      "Group V TFFC Agreements" has the meaning specified in Section 3.1(a)(i) of this Supplement.

      "Group V Type I Repurchase Collections" means (i) all payments by or on behalf of the Lessee Group in respect of Group V Type I Repurchase Vehicles under the Group V Lease, (ii) all payments by or on behalf of any Manufacturer, under its Repurchase Program, any incentive program or otherwise in respect of Group V Type I Repurchase Vehicles and (iii) all payments by or on behalf of any other person as proceeds from the sale of Group V Type I Repurchase Vehicles or payment of insurance proceeds, whether such payments are in the form of cash, checks or wire transfers and whether in respect of principal, interest, purchase price, fees, expenses or otherwise.

      "Group V Type I Repurchase Losses" means, with respect to any Related Month, the sum (without duplication) of (i) with respect to Group V Type I Repurchase Vehicles any payment required to be made by a Manufacturer or auction dealer under such Manufacturer's Repurchase Program which is not made within 90 days after the applicable Turnback Date, but only to the extent that such 90 day period expires during such Related Month, (ii) in the event that a Manufacturer Event of Default occurs with respect to any Manufacturer, all payments that are required to be made (and have not yet been made) by such Manufacturer to the Issuer with respect to Group V Type I Repurchase Vehicles that are Lessor-Owned Vehicles returned to such Manufacturer under such Manufacturer's Repurchase Program, but only to the extent that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month, (iii) any payment in respect of Monthly Base Rent, Monthly Supplemental Payments and Termination Payments that becomes due to the Issuer under the Group V Lease in respect of Group V Type I Repurchase Vehicles that is not paid to the Issuer prior to the expiration of any grace period provided for in the Group V Lease for the making of such payment, but only to the extent that such grace period expires during such Related Month and (iv) the excess, if any, of (a) the Net Book Values of all Group V Type I Repurchase Vehicles which are Lessor-Owned Vehicles sold or disposed of during the Related Month (other than pursuant to a Repurchase Program), calculated on the dates of the respective sales or final dispositions thereof, over (b) the aggregate amount of Disposition Proceeds received during the Related Month in respect thereof by the Issuer or the Trustee (including by deposit into the Group V Collection Account).

      "Group V Type I Repurchase Percentage" means, on any date of determination, the percentage equivalent of a fraction, the numerator of which will be the Group V Aggregate Type I Repurchase Asset Amount as of such date and the denominator of which will be the sum of the Group V Aggregate Asset Amount as of such date.

      "Group V Type I Repurchase Recoveries" means with respect to any Related Month the sum (without duplication) of all amounts received by the Issuer and the Trustee (including by deposit into the Group V Collection Account) from any Person during such Related Month in respect of amounts that previously had been treated as Group V Type I Repurchase Losses; provided, however, that amounts drawn on the Letter of Credit, any other Enhancement for the Series 2001-3 Notes or the Demand Note will not be deemed to be Group V Type I Repurchase Recoveries.

      "Group V Type I Repurchase Vehicles" means the Eligible Type I Repurchase Vehicles leased under the Group V Lease.

      "Group V Type II Repurchase Collections" means (i) all payments by or on behalf of the Lessee Group in respect of Group V Type II Repurchase Vehicles under the Group V Lease, (ii) all payments by or on behalf of any Manufacturer, under its Repurchase Program, any incentive program or otherwise in respect of Group V Type II Repurchase Vehicles and (iii) all payments by or on behalf of any person as proceeds from the sale of Group V Type II Repurchase Vehicles or payment of insurance proceeds, whether such payments are in the form of cash, checks or wire transfers and whether in respect of principal, interest, purchase price, fees, expenses or otherwise.

      "Group V Type II Repurchase Fleet Market Value" means, as of any date of determination, with respect to Group V Type II Repurchase Vehicles, the sum as of such date of the respective Fair Market Values (determined as if such Group V Type II Repurchase Vehicles were Non-Repurchase Vehicles) of all such Group V Type II Repurchase Vehicles.

      "Group V Type II Repurchase Losses" means, with respect to any Related Month, the sum (without duplication) of (i) any payment in respect of Monthly Base Rent, Monthly Supplemental Payments, Additional Base Rent and Termination Payments that becomes due to the Issuer under the Group V Lease in respect of Group V Type II Repurchase Vehicles that is not paid to the Issuer prior to the expiration of any grace period provided for in the Group V Lease for the making of such payment, but only to the extent that such grace period expires during such Related Month, (ii) the excess, if any, of (x) the Net Book Values of all Group V Type II Repurchase Vehicles which are Lessor-Owned Vehicles sold or disposed of during the Related Month, calculated on the dates of the respective sales or final dispositions thereof, over (y) the aggregate amount of Disposition Proceeds and Termination Payments received during the Related Month in respect thereof by the Issuer or the Trustee (including by deposit into the Group V Collection Account), (iii) with respect to Group V Type II Repurchase Vehicles any payment required to be made by a Manufacturer or auction dealer under such Manufacturer's Repurchase Program which is not made within 75 days after the applicable Turnback Date, but only to the extent that such 75 day period expires during such Related Month, and (iv) in the event that a Manufacturer Event of Default occurs with respect to any Manufacturer, all payments that are required to be made (and have not yet been made) by such Manufacturer to the

Issuer with respect to Group V Type II Repurchase Vehicles that are Lessor-Owned Vehicles returned to such Manufacturer under such Manufacturer's Repurchase Program, but only to the extent that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month.

      "Group V Type II Repurchase Percentage" means, on any date of determination, the percentage equivalent of a fraction, the numerator of which will be the Group V Aggregate Type II Repurchase Asset Amount as of such date and the denominator of which will be the sum of the Group V Aggregate Asset Amount as of such date.

      "Group V Type II Repurchase Recoveries" means, with respect to any Related Month, the sum (without duplication) of all amounts received by the Issuer and the Trustee (including by deposit into the Group V Collection Account) from any Person during such Related Month in respect of amounts that previously had been treated as Group V Type II Repurchase Losses; provided, however, that amounts drawn on the Letter of Credit, any other credit enhancement for the Series 2001-3 Notes or the Demand Note will not be deemed to be Group V Type II Repurchase Recoveries.

      "Group V Type II Repurchase Vehicles" means the Eligible Type II Repurchase Vehicles leased under the Group V Lease.

      "Group V Vehicles" means the Vehicles leased under the Group V Lease.

      "Hawaii Vehicle" means a Group V Type I Repurchase Vehicle or Group V Type II Repurchase Vehicle financed by TFFC on or after the Lease Commencement Date for lease in the State of Hawaii.

      "Insolvency Period" has the meaning specified in Section 4.10(b) hereof.

      "Insolvency Period Commencement Date" means with respect to any Insolvency Period, the date on which the related Event of Bankruptcy shall have occurred (without giving effect to any grace period set forth in the definition of "Event of Bankruptcy" set forth in the Base Indenture).

      "Interest Collections" means on any date of determination the aggregate amount of Group V Collections in the Group V Collection Account which represent
(i) Monthly Variable Rent, Monthly Finance Rent or Monthly Supplemental Rent accrued under the Group V Lease, or (ii) any amounts earned on Permitted Investments in the Group V Collection Account which constitute Group V Collateral or in the Series 2001-3 Collection Account which, in the case of clause (ii), are available for distribution on such date.

      "Interest Rate Cap Provider" means each of Deutsche Bank AG New York Branch and BNP Paribas and any other provider of an Interest Rate Cap from time to time.

      "Interest Rate Cap" means the interest rate caps, dated as of November 29, 2001, entered into between the Issuer and each Interest Rate Cap Provider, as the same may be amended, modified or replaced from time to time.

      "Lease Commencement Date" has the meaning specified in Section 3.3 of the Group V Lease.

      "Lease Event of Default" has the meaning specified in Section 17.1 of the Group V Lease.

      "Lease Expiration Date" has the meaning specified in Section 3.3 of the Group V Lease.

      "Lessee Agreements" has the meaning specified in Section 2 of the Group V Lease.

      "Lessor-Owned Vehicle" means a Vehicle that is (a) owned by TFFC and (b) leased under the Operating Lease.

      "Letter of Credit" means the irrevocable letter of credit issued by the Letter of Credit Provider pursuant to the Letter of Credit Reimbursement Agreement for the benefit of the Trustee to provide support for the Lessees' payment obligations under the Group V Lease and for the obligations of Budget under the Demand Note.

      "Letter of Credit Provider" means Credit Suisse First Boston and any permitted successors or assigns.

      "Letter of Credit Reimbursement Agreement" means the Enhancement Letter of Credit Application and Agreement, dated as of November 29, 2001, among the Lessees under the Group V Lease, TFFC, Budget, as guarantor, and the Letter of Credit Provider, as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

      "Letter of Credit Reimbursement Obligations" means any and all obligations of the parties to the Letter of Credit Reimbursement Agreement to reimburse the Letter of Credit Provider for credit disbursements under the Letter of Credit.

      "LIBOR" means the rate for each Interest Period determined by the Trustee as follows:

      (a) On the second London Banking Day prior to each Interest Period (a "LIBOR Determination Date"), until the Series 2001-3 Invested Amount is paid in full, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such LIBOR Determination Date. "Telerate Page 3750" will have the meaning set forth in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions. For purposes of calculating "LIBOR," "London Banking Day" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

      (b) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee will request the principal London offices of each of four major banks in the London interbank market selected by the Trustee to provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Period will be the arithmetic mean of such quotations (rounded upwards to the nearest one one-hundredth of one percent (1/100%) If fewer than two such quotations are provided, "LIBOR" for such Interest Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such Interest Period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; provided, however, that, if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Period will be the same as "LIBOR" for the immediately preceding Interest Period.

      "Liquidity Event" means any of the following: (i) a failure by Budget to make a payment under the Demand Note, (ii) a failure by Budget or a Lessee to make a payment under the Group V Lease or (iii) an Event of Bankruptcy occurs with respect to Budget or any Substantial Lessee.

      "Liquidity Event Reallocated Amount" means with respect to any Insolvency Period or after the occurrence of another Liquidity Event, the difference between (a) the Minimum Liquidity Amount as of the related Insolvency Period Commencement Date or the date on which such other Liquidity Event occurs, as the case may be, and (b) the sum of (1) the Series 2001-3 Letter of Credit Amount as of the related Insolvency Period Commencement Date or the date on which such other Liquidity Event occurs, and (2) the amount on deposit in the Series 2001-3 Cash Collateral Account as of the related Insolvency Period Commencement Date or the date on which such other Liquidity Event occurs; provided, however, that at no time may the Liquidity Event Reallocated Amount be less than zero.

      "Losses" with respect to the Group V Series of Notes means, on any date of determination, the sum of all Group V Type II Repurchase Losses and Group V Type I Repurchase Losses.

      "Majority Group V Noteholders" has the meaning specified in Section 3.2 of the Group V Lease.

      "Manufacturer Receivable" means an amount due from a Manufacturer or auction dealer under a Repurchase Program in respect of or in connection with a Group V Repurchase Vehicle being turned back to such Manufacturer.

      "Market Value Adjustment Percentage" means, with respect to Group V Type II Repurchase Vehicles, as of any Determination Date following the Series 2001-3 Issuance Date, the lower of (i) the lowest Measurement Month Average with respect to Group V Type II Repurchase Vehicles of any full Measurement Month within the preceding 12 calendar months and (ii) a fraction expressed as a percentage, the numerator of which equals the average of the aggregate Fair Market Value (calculated as if such Group V Type II Repurchase Vehicles were Non-Repurchase Vehicles) of Group V Type II Repurchase Vehicles leased under the Group V Lease calculated as of the last day of the Related Month and as of the last day of the two Related

Months precedent thereto and the denominator of which equals the average of the aggregate Net Book Values of such Group V Type II Repurchase Vehicles calculated as of each such date.

      "Master Lease Advance" has the meaning specified in Section 2.1 of the Group V Lease.

      "Maximum Finance Vehicle Percentage" means, with respect to Group V Vehicles and Eligible Receivables related thereto, fifteen percent (15%) or such higher percentage upon confirmation from Fitch that such lower percentage will not result in a downgrade or withdrawal of its then current ratings of the Notes.

      "Maximum Lease Commitment" means, on any date of determination, the sum of
(i) the Group V Invested Amount, plus (ii) the aggregate of the available subordinated amounts on such date for all Group V Series of Notes, plus (iii) the aggregate Net Book Values of all Group V Type I Repurchase Vehicles that are Eligible Vehicles leased under the Group V Lease as of such date which were acquired, financed, or refinanced with funds other than proceeds of any Group V Series of Notes or the available subordinated amounts for any Group V Series of Notes, plus (iv) the aggregate Type II Repurchase Vehicle Values of all Group V Type II Repurchase Vehicles that are Eligible Vehicles leased under the Group V Lease as of such date which were acquired, financed, or refinanced with funds other than proceeds of any Group V Series of Notes or the available subordinated amounts for any Group V Series of Notes, plus (v) any amounts held in the Budget Distribution Account that TFFC commits on or prior to such date to invest in new Group V Vehicles (as evidenced by an Officers' Certificate of TFFC) in accordance with the terms of the Group V Lease and the Indenture.

      "Maximum Manufacturer Percentage" means, with respect to any Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer, the percentage amount, if any, set forth in Schedule 1 to this Supplement specified for each Eligible Repurchase Manufacturer or Eligible Type II Repurchase Manufacturer with respect to Group V Type I Repurchase Vehicles, Group V Type II Repurchase Vehicles and Eligible Receivables from such Manufacturers, as applicable, which percentage amount represents the maximum percentage of Group V Type I Repurchase Vehicles and Group Type II Repurchase Vehicles which are Eligible Vehicles permitted under the Group V Lease to be Group V Type I Repurchase Vehicles or Group V Type II Repurchase Vehicles, as the case may be, manufactured by such Manufacturer; provided that such percentages may be changed from time to time solely upon the receipt by the Issuer of confirmation from Moody's that such change will not result in the downgrade or withdrawal of any of its then current ratings of the Notes.

      "Maximum Type II Repurchase Vehicle Percentage" means, with respect to the Series 2001-3 Notes, 30%.

      "Measurement Month" with respect to any date, means, with respect to Group V Type II Repurchase Vehicles, each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least 250 Group V Type II Repurchase Vehicles were sold (whether at auction, in connection with Repurchase Programs, or through other channels at market prices) and (b) at least one-twelfth of the aggregate Net Book Value of the Group V Type II Repurchase Vehicles as of the last day of such calendar month or consecutive calendar months were sold (whether at auction, in connection with Repurchase Programs, or through other channels at market prices); provided, however, that no calendar month included in a Measurement Month for Group V Type II Repurchase Vehicles shall be included in any other Measurement Month for such Group V Type II Repurchase Vehicles.

      "Measurement Month Average" means, in the case of Group V Type II Repurchase Vehicles, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds in respect of all Group V Type II Repurchase Vehicles sold (whether at auction, in connection with Repurchase Programs, or otherwise) during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Vehicles on the dates of their respective sales.

      "Minimum Liquidity Amount" means, (a) as of any date of determination prior to the Series 2001-3 Termination Date, an amount equal to 6.25% of the Series 2001-3 Invested Amount as of such date and (b) on the Series 2001-3 Termination Date, zero.

      "Minimum Type I Repurchase Credit Support Amount" means, with respect to the Series 2001-3 Notes on any day, the product of (x) the Series 2001-3 Minimum Type I Repurchase Credit Support Percentage times (y) a dollar amount equal to the product of (1) the Aggregate Principal Balance of the Series 2001-3 Notes as of such date, minus the aggregate amount of cash and Permitted Investments in the Series 2001-3 Collection Account on such date and (2) the Group V Type I Repurchase Percentage as of such date.

      "Minimum Type II Repurchase Credit Support Amount" means, with respect to the Series 2001-3 Notes on any day, the product of (x) the Series 2001-3 Minimum Type II Repurchase Credit Support Percentage and (y) a dollar amount equal to the product of (1) the Aggregate Principal Balance of the Series 2001-3 Notes as of such date, minus the aggregate amount of cash and Permitted Investments in the Series 2001-3 Collection Account on such date and (2) the Group V Type II Repurchase Percentage as of such date.

      "Monthly Base Rent" has the meaning set forth in Section 9 of Annex A and
Section 6 of Annex B to the Group V Lease.

      "Monthly Finance Rent" has the meaning set forth in Section 6 of Annex B to the Group V Lease.

      "Monthly Principal Allocation" has the meaning specified in Section 4.5(a) of this Supplement.

      "Monthly Supplemental Payment" has the meaning set forth in Section 6 of Annex B to the Group V Lease.

      "Monthly Supplemental Rent" with respect to the Group V Lease, has the meaning specified in Section 4.3 of the Group V Lease.

      "Monthly Total Principal Allocation" means the sum of all Series 2001-3 Principal Allocations with respect to a Related Month.

      "Moody's" means Moody's Investors Service.

      "Net Disposition Losses" has the meaning set forth in Section 4.12 of this Supplement.

      "Officer's Certificate" means, with respect to the Series 2001-3 Notes, a certificate signed by one or more Authorized Officer's of TFFC, Budget or a Lessee, as the case may be/

      "Operating Lease" has the meaning specified in Annex A to the Group V
Lease.

      "Overcollateralization Portion" means, as of any date of determination, an amount equal to the sum of the amounts determined pursuant to clauses (a) and
(b) of the definition of Series 2001-3 Minimum Credit Support Amount minus the Series 2001-3 Letter of Credit Amount as of such date.

      "Permanent Global Class A Note" has the meaning specified in Section 7.1(b) of this Supplement.

      "Permanent Global Class B Note" has the meaning specified in Section 7.2(b) of this Supplement.

      "Permanent Global Class C Note" has the meaning specified in Section 7.3(b) of this Supplement.

      "Permitted Investments" means negotiable instruments or securities maturing on or before the related Distribution Date represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations the full and timely payment of which is to be made by or is fully guaranteed by the United States of America; (ii) demand deposits, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or State banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+, from Moody's of P-1, and from Fitch of at least F-1+, in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's of at least AAA, from Moody's of at least Aaal and from Fitch of at least AAA, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of at least A-1+, from Moody's of at least P-1 and from Fitch of at least F-1+; (iv) demand deposits or time deposits which are fully insured by the Federal Deposit Insurance Corporation; (v) bankers' acceptances issued by any depositary institution or trust company described in clause (ii) above; (vi) investments in money market funds rated AAm by Standard & Poor's or otherwise approved in writing by Standard & Poor's and Aaa from Moody's and a comparable rating from Fitch or for which Moody's shall have confirmed in writing that such investment shall not adversely affect any ratings with respect to any Group V Series of Notes; (vii) Eurodollar time deposits having a credit rating from Standard & Poor's of A-1+, from Moody's of P-1 and from Fitch of at least F-1+; (viii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vii) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company having a commercial paper or short-term certificate of deposit rating of A-1+ by Standard & Poor's, of P-1 by Moody's and at least F-1+ by Fitch or for which Moody's shall have confirmed in writing that such investment shall not adversely affect any ratings with respect to any Group V Series of Notes or otherwise is approved as to collateralization by the Rating Agencies; and (ix) any other instruments or securities, if the Rating Agencies confirm in writing that such investment in such instruments or securities will not adversely affect any ratings with respect to any Group V Series of Notes.

      "Permitted Liens" has the meaning set forth in Section 30.3 of the Group V Lease.

      "Permitted Principal Draw Amount" means, with respect to any date during an Insolvency Period or after occurrence of another Liquidity Event, the excess, if any of (i) the Available Draw Amount (with respect to the payment of principal on the Series 2001-3 Notes and all other obligations of the Issuer other than payment of Interest on the Series 2001-3 Notes and servicing fees) as of the related Insolvency Period Commencement Date or the date of such other Liquidity Event, as the case may be, over (ii) the sum of (x) Accumulated Principal Draw Amount as of such date during the Insolvency Period or after occurrence of such other Liquidity Event plus (y) the sum of amounts paid to Noteholders on account of interest pursuant to Sections 4.4(a)(c)(x), 4.4(b)(c)(x) and 4.4(c)(c)(x).

      "Purchase Agreement" means that certain Purchase Agreement, dated as of November 21, 2001, among Deutsche Banc Alex. Brown, Budget and TFFC.

      "Rating Agencies" means, with respect to the Series 2001-3 Notes, Standard & Poor's, Moody's and Fitch.

      "Rating Agency Confirmation" means written confirmation by each Rating Agency that the proposed action, amendment, waiver or modification will not result in a downgrading or withdrawal of the then current rating on the Series 2001-3 Notes (or any class thereof).

      "Recoveries" with respect to the Group V Series of Notes, means, on any date of determination, the sum of all Group V Type I Repurchase Recoveries and Group V Type II Repurchase Recoveries.

      "Refinanced Vehicles" has the meaning specified in Section 2.1 of the Group V Lease.

      "Refinancing Schedule" has the meaning specified in Section 2.1 of the Group V Lease.

      "Related Documents" means, with respect to the Series 2001-3 Notes, the Indenture, the Series 2001-3 Notes, the Assignment Agreements, the Group V Lease and the Letter of Credit Reimbursement Agreement.

      "Rent" with respect to: (a) Lessor-Owned Vehicles has the meaning specified in Paragraph 9(a) of Annex A to the Group V Lease and (b) Financed Vehicles has the meaning specified in Paragraph 6(a) of Annex B to the Group V Lease.

      "Repurchase Price Interest" has the meaning specified in Section 11.4 of the Group V Lease.

      "Repurchase Program Payment Due Date" means, with respect to any payment due from a Manufacturer or auction dealer in respect of a Group V Repurchase Vehicle disposed of pursuant to the terms of the related Repurchase Program, the thirtieth (30th) day after the Disposition Date for such Group V Vehicle.

      "Required Letter of Credit Amount" means, with respect to any date of determination, the greater of (i) the Series 2001-3 Minimum Credit Support Amount less the Series 2001-3 Available Subordinated Amount on such date of determination and (ii) the Minimum Liquidity Amount less the Cash Liquidity Amount on such date of determination.

      "Required Beneficiaries" means, with respect to the Group V Series of Notes, Noteholders holding in excess of 50% of the aggregate Invested Amount of all outstanding Group V Series of Notes, excluding, for purposes such calculation, any such Notes (or beneficial interests therein) held by Budget or any Affiliate thereof.

      "Required Noteholders" means Noteholders holding in excess of 50% of the Aggregate Invested Amount of all outstanding Series 2001-3 Notes (excluding, for the purposes of making the foregoing calculation, any Notes held by Budget or any Affiliate of Budget).

      "Restricted Global Class A Note" has the meaning specified in Section 7.1(a) of this Supplement.

      "Restricted Global Class B Note" has the meaning specified in Section 7.2(a) of this Supplement.

      "Restricted Global Class C Note" has the meaning specified in Section 7.3(a) of this Supplement.

      "Secured Parties" has the meaning specified in Section 3.1(a) of this Supplement.

      "Series 2001-3 Accrued Interest Account" has the meaning specified in
Section 4.1 of this Supplement.

      "Series 2001-3 Available Subordinated Amount" means for any date of determination, the excess of (a) the sum of (i) the Series 2001-3 Available Subordinated Amount for the preceding Determination Date, (ii) the Series 2001-3 Available Subordinated Amount Incremental Recoveries for the Related Month and
(iii) any other additional amounts contributed by the Issuer to the Series 2001-3 Excess Funding Account or otherwise for allocation to the Series 2001-3 Available Subordinated Amount since the preceding Determination Date (or, in the case of the first Determination Date, since the Series 2001-3 Issuance Date) over (b) the sum of (i) the Series 2001-3 Available Subordinated Amount Incremental Losses for the Related Month and (ii) any amounts withdrawn from the Series 2001-3 Excess Funding Account and allocated to the Budget Distribution Account; provided, however, that the Series 2001-3 Available Subordinated Amount for the period from the Series 2001-3 Issuance Date to the first Determination Date shall be $0.

      "Series 2001-3 Available Subordinated Amount Incremental Losses" means for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to reduce the Series 2001-3 Available Subordinated Amount.

      "Series 2001-3 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to reinstate the Series 2001-3 Available Subordinated Amount.

      "Series 2001-3 Available Subordinated Amount Maximum Increase" means 1.1% of the sum of (x) the initial Series 2001-3 Invested Amount and (y) the initial principal amount of any Additional Notes; provided, however, if (i) a Series 2001-3 Credit Support Deficiency arises out of any Losses and (ii) each Rating Agency shall have notified TFFC, Budget and the Trustee in writing that after the cure of such Series 2001-3 Credit Support Deficiency is provided for, the Class A Notes, the Class B Notes and the Class C Notes will each receive the same rating from such Rating Agency as they received prior to the occurrence of such Series 2001-3 Credit Support Deficiency, then the Series 2001-3 Available Subordinated Amount Maximum Increase shall not be limited in amount.

      "Series 2001-3 Cap Allocation" means, with respect to any Determination Date, the product of (a) any amounts deposited in the Group V Collection Account under the Interest Rate Cap with respect to the then current Series 2001-3 Interest Period and (b) a fraction (i) the numerator of which is the Aggregate Principal Balance of the Series 2001-3 Notes as of the close of the previous Distribution Date and (ii) the denominator of which is the sum of (x) the Aggregate Principal Balance of the Series 2001-3 Notes on the Series 2001-3 Issuance Date and (y) the Aggregate Principal Balance of any Additional Notes on the date of issuance thereof.

      "Series 2001-3 Cash Collateral Account" means the special deposit account established by the Trustee pursuant to Section 4.13 hereof for the purpose of depositing amounts drawn under the Letter of Credit.

      "Series 2001-3 Cash Liquidity Account" has the meaning specified in
Section 4.1(a) of this Supplement.

      "Series 2001-3 Collateral" means the Group V Collateral and, in addition,
(i) the Series 2001-3 Distribution Account Collateral, the Series 2001-3 Cash Collateral Account, if established, and all funds, certificates and instruments on deposit therein, and investments, if any, made with moneys therein, (ii) the Letter of Credit, (iii) the Demand Note and (iv) the Interest Rate Cap.

      "Series 2001-3 Collection Account" is defined in Section 4.1 of this Supplement.

      "Series 2001-3 Controlled Amortization Period" means the Class A Controlled Amortization Period, the Class B Controlled Amortization Period or the Class C Controlled Amortization Period or all of such periods, as the context requires.

      "Series 2001-3 Credit Support Amount" means, for any date of determination, the sum of the Series 2001-3 Available Subordinated Amount and the Series 2001-3 Letter of Credit Amount.

      "Series 2001-3 Credit Support Deficiency" means, with respect to any date of determination, the amount, if any, by which the Series 2001-3 Minimum Credit Support Amount exceeds the Series 2001-3 Credit Support Amount.

      "Series 2001-3 Disposition Losses" means, as of any Determination Date, the Series 2001-3 Invested Percentage (for allocations with respect to Losses) of Net Disposition Losses that have occurred during the Related Month.

      "Series 2001-3 Distribution Account" has the meaning specified in Section
4.8 of this Supplement.

      "Series 2001-3 Distribution Account Collateral" has the meaning specified in Section 4.8(d) of this Supplement.

      "Series 2001-3 Excess Funding Account" is defined in Section 4.1 of this Supplement.

      "Series 2001-3 Interest Allocation" has the meaning specified in Section 4.2(a)(s)(i) of this Supplement.

      "Series 2001-3 Interest Collections" means on any date of determination the sum of (a) the Series 2001-3 Invested Percentage (as of such date) of the aggregate amount of Interest Collections on such date and (b) amounts earned on Permitted Investments in the Series 2001-3 Collection Account, which are available for distribution on such date.

      "Series 2001-3 Interest Period" means a period commencing on a Distribution Date and ending on the day preceding the next succeeding Distribution Date; provided, however, that the initial Series 2001-3 Interest Period shall commence on the Series 2001-3 Issuance Date and end on the day preceding the next Distribution Date.

      "Series 2001-3 Invested Amount" means, on any date of determination, the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

      "Series 2001-3 Invested Percentage" means, on any date of determination:

            (i) when used with respect to Principal Collections during the Series 2001-3 Revolving Period and when used with respect to Losses, Recoveries and other amounts at all times, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of
      (x) the Series 2001-3 Invested Amount and (y) the Series 2001-3 Available Subordinated Amount, in each case as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 2001-3 Closing Date, and the denominator of which shall be the greater of (A) the Group V Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 2001-3 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group V Series of Notes and all classes of such Series of Notes) and (ii) without duplication, available subordinated amount percentages for allocations with respect to Principal Collections (for all Group V Series of Notes that provide for credit enhancement in the form of overcollateralization);

            (ii) when used with respect to Principal Collections during the Series 2001-3 Controlled Amortization Period and the Series 2001-3 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be an amount equal to the sum of (x) the Series 2001-3 Invested Amount and (y) the Series 2001-3 Available Subordinated Amount, in each case as of the end of the Series 2001-3 Revolving Period, and the denominator of which shall be the greater of (A) the Group V Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Group V Series of Notes and all classes of such Series of Notes) and (ii) without duplication, available subordinated amount percentages for allocations with respect to Principal Collections (for all Group V Series of Notes that provide for credit enhancement in the form of overcollateralization); and

            (iii) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2001-3 Notes on such date of determination and the denominator of which shall be the aggregate Accrued Amounts with respect to all the Group V Series of Notes on such date of determination.

      "Series 2001-3 Investor Monthly Servicing Fee" means, on any Distribution Date, 1/12th of 1% of the Series 2001-3 Invested Amount as of the preceding Distribution Date (or the Series 2001-3 Issuance Date, in the case of the first Distribution Date).

      "Series 2001-3 Issuance Date" means November 29, 2001.

      "Series 2001-3 Lease Payment Deficit" means, on any Distribution Date, an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections and Interest Collections relating to payments under the Group V Lease that would have been allocated with respect to the Related Month in respect of the Series 2001-3 Notes if all payments required to be made by the Lessee Group under the Group V Lease with respect to the Related Month were paid in full, over (b) the aggregate amount of Principal Collections and Interest Collections relating to payments under the Group V Lease with respect to the Related Month which were actually allocated in respect of the Series 2001-3 Notes.

      "Series 2001-3 Letter of Credit Amount" means, as of any date, the amount
(a) available to be drawn on such date under the Letter of Credit, as specified therein, or (b) if the Series 2001-3 Cash Collateral Account has been established and funded, the amount on deposit in the Series 2001-3 Cash Collateral Account on such date.

      "Series 2001-3 Letter of Credit Expiration Date" means June 18 , 2003 (or if such date is not a Business Day (as defined in the Credit Agreement), the immediately preceding Business Day).

      "Series 2001-3 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in Section 6(a) of this Supplement that continues for thirty (30) days (without double counting the one (1) Business Day cure period provided for in said
Section 6(a); provided, however, that such event or condition shall not constitute a Series 2001-3 Limited Liquidation Event of Default if (i) within such thirty (30) day period, TFFC shall have contributed a portion of the Budget Interest to the Series 2001-3 Available Subordinated Amount sufficient to cure the Series 2001-3 Credit Support Deficiency and (ii) the Rating Agencies shall have notified TFFC, Budget and the Trustee in writing that after such cure of such Series 2001-3 Credit Support Deficiency is provided for, the Class A Notes, the Class B Notes and the Class C Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 2001-3 Credit Support-Deficiency.

      "Series 2001-3 Minimum Credit Support Amount" means, as of any date, the sum of (a) the Minimum Type II Repurchase Credit Support Amount on such date plus (b) the Minimum Type I Repurchase Credit Support Amount on such date plus
(c) the Additional Overcollateralization Amount on such date.

      "Series 2001-3 Minimum Type I Repurchase Credit Support Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to
(i) 43.958% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount and the Class C Invested Amount as of such date and the denominator of which shall be the Series 2001-3 Invested Amount as of such date, and (b) 20%.

      "Series 2001-3 Minimum Type II Repurchase Credit Support Percentage" means, with respect to any date of determination, the greatest of (a) an amount equal to (i) 45.708% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount and the Class C Invested Amount as of such date and the denominator of which shall be the Series 2001-3 Invested Amount as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal to (x) the Market Value Adjustment Percentage as of the most recent Determination Date minus (y) 45.708% minus (iii) the percentage equivalent of a fraction, the numerator of which shall be the sum of the Class B Invested Amount and the Class C Invested Amount as of such date and the denominator of which shall be the Series 2001-3 Invested Amount as of such date, and (c) 21.75%.

      "Series 2001-3 Monthly Supplemental Servicing Fee" means, on any Distribution Date, the product of the Group V Supplemental Servicing Fee accrued on such date and a fraction, the numerator of which shall be the Series 2001-3 Invested Amount on such Distribution Date and the denominator of which is the sum of (x) the aggregate of the invested amounts for all outstanding Group V Series of Notes on such Distribution Date plus (y) the Budget Interest (including available subordinated amounts, if any, for all Group V Series of Notes on such Distribution Date).

      "Series 2001-3 Note Prepayment Premium" has the meaning specified in paragraph (a) of Article 8.

      "Series 2001-3 Noteholders" means the Class A Noteholders, the Class B Noteholders and the Class C Noteholders.

      "Series 2001-3 Principal Allocation" has the meaning specified in Section 4.2(a)(s)(ii) of this Supplement.

      "Series 2001-3 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2001-3 Notes and ending upon the earliest to occur of (i) the date on which the Series 2001-3 Notes are fully paid and (ii) the termination of the Indenture in accordance with its terms.

      "Series 2001-3 Revolving Period" means the period from and including the Series 2001-3 Issuance Date to the earlier of (i) the scheduled commencement of the Class A Controlled Amortization Period and (ii) the commencement of the Series 2001-3 Rapid Amortization Period.

      "Series 2001-3 Termination Date" means the March 25, 2005 Distribution
Date.

      "Subordinated Debt" has the meaning specified in Section 24.5 of the Group V Lease.

      "Substantial Lessee" means any Lessee who, at the time of determination, is leasing in excess of 60% of the aggregate Net Book Value of Group V Vehicles then subject to the Group V Lease.

      "Temporary Global Class A Note" has the meaning specified in Section 7.1(b) of this Supplement.

      "Temporary Global Class B Note" has the meaning specified in Section 7.2(b) of this Supplement.

      "Temporary Global Class C Note" has the meaning specified in Section 7.3(b) of this Supplement.

      "Term" has the meaning specified in Section 3.3 of the Group V Lease.

      "Termination Payment" has the meaning specified in Section 11.3 of the Group V Lease.

      "Termination Value" means, with respect to any Group V Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such Group V Vehicle minus
(ii) all Depreciation Charges accrued with respect to such Group V Vehicle prior to such date.

      "Texas Vehicle" means a Group V Repurchase Vehicle financed by TFFC on or after the Lease Commencement Date for lease in the State of Texas.

      "TFFC Agreements" means the collective reference to the documents referred to in clause (i) of the definition of TFFC Agreements in Schedule 1 to the Indenture and the Group V TFFC Agreements.

      "Turnback Date" means, with respect to any Group V Repurchase Vehicle, the date on which such Group V Vehicle is accepted for return by a Manufacturer or its agent pursuant to its Repurchase Program and the Depreciation Charges cease to accrue pursuant to its Repurchase Program.

      "Type II Repurchase Vehicle Value" means, with respect to any Group V Type II Repurchase Vehicle, the lesser of (a) the Net Book Value of such Group V Type II Repurchase Vehicle and (b) the Fair Market Value (as defined in the Base Indenture) of such Group V Type II Repurchase Vehicle (calculated as if such Group V Type II Repurchase Vehicle were a Non-Repurchase Vehicle (as defined in the Base Indenture)).

      "Vehicle" means a passenger automobile, van, light-duty truck (including vans) or other type of vehicle approved by each Rating Agency and the Letter of Credit Provider purchased or financed by TFFC and leased to a Lessee pursuant to the Group V Lease.

                                    ARTICLE 3

                          SECURITY; REPORTS; COVENANTS

      Section 3.1 Grant of Security Interest. (a) To secure the Group V Series of Notes, TFFC hereby reaffirms its pledge of, and pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Group V Noteholders and the holder of the Budget Interest (the Group V Noteholders and the holder of the Budget Interest being referred to in this Section 3.1 as the "Secured Parties"), and hereby grants to the Trustee, for the benefit of the Secured Parties, a security interest in all of TFFC's right, title and interest in and to all of the following assets, property and interests of TFFC (other than as specified below) whether now owned or hereafter acquired or created (all of the foregoing, other than with respect to clause (v) below, being referred to as the "Group V Collateral"):

            (i) the rights of TFFC under the Group V Lease (including rights against any guarantor of obligations of the Lessees thereunder) and any other agreements relating to the Group V Vehicles to which TFFC is a party other than the Repurchase Programs (collectively, the "Group V TFFC Agreements"), including, without limitation, all monies due and to become due to TFFC from Budget and the Lessees under or in connection with the Group V TFFC Agreements, whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Group V TFFC Agreements or otherwise, and all rights, remedies, powers, privileges and claims of TFFC against any other party under or with respect to the Group V TFFC Agreements (whether arising pursuant to the terms of such Group V TFFC Agreements or otherwise available to TFFC at law or in equity), including the right to enforce any of the Group V TFFC Agreements as provided in the Indenture and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Group V TFFC Agreements or the obligations of any party thereunder;

            (ii) (a) all Group V Repurchase Vehicles owned by TFFC or the Lessees as of the Series 2001-3 Issuance Date and all Group V Repurchase Vehicles acquired or financed by TFFC during the term of the Indenture, and all Certificates of Title with respect to such Group V Vehicles, (b) all Liens and property from time to time purporting to secure payment of any of the obligations or liabilities of the Lessees or Budget arising under or in connection with the Group V Lease, together with all financing statements filed in favor of, or assigned to, TFFC describing any collateral securing such obligations or liabilities, and (c) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations and liabilities of the Lessees or Budget pursuant to the Group V Lease;

            (iii) all right, title and interest of TFFC in, to and under any Repurchase Programs relating to, and all monies due and to become due in respect of, the Group V Repurchase Vehicles purchased from the Manufacturers under or in connection with the Repurchase Programs, whether payable as Group V Repurchase Vehicle repurchase prices, Eligible Receivables, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Repurchase Programs or otherwise;

            (iv) (A) the Collection Account and the Group V Collection Account,
      (B) all funds on deposit therein allocable to Group V Vehicles from time to time, (C) all certificates and instruments, if any, representing or evidencing any or all of the Collection Account and the Group V Collection Account or the funds on deposit therein allocable to Group V Vehicles from time to time, and (D) all Permitted Investments made at any time and from time to time with the moneys allocable to Group V Vehicles in the Collection Account or the Group V Collection Account (including in each case income thereon), including, without limitation, any and all accounts, certificates, instruments and investments constituting "investment property" as defined in the UCC as in effect from time to time in the State of New York; and

            (v) all proceeds of any and all of the foregoing including, without limitation, payments under insurance (whether or not the Trustee is the loss payee thereof) and cash, but not including (for the avoidance of doubt) payments under consumer rental agreements;

provided, however, the Group V Collateral shall not include any Excluded Payments or (y) the Budget Distribution Account, any funds on deposit therein from time to time, any certificates or instruments, if any, representing or evidencing any or all of the Budget Distribution Account or the funds on deposit therein from time to time, or any Permitted Investments made at any time and from time to time with the moneys in the Budget Distribution Account (including the income thereon).

      (b) To further secure the TFFC Obligations with respect to the Series 2001-3 Notes (but not any other Series of Notes), TFFC hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee for the benefit of the Series 2001-3 Noteholders (but not any other Series of Notes), and hereby grants to the Trustee for the benefit of the Series 2001-3 Noteholders, a security interest in all of TFFC's right, title and interest in and to all of the following assets, property and interests in property, whether now owned or hereafter acquired or created (all of the foregoing being referred to as the "Additional Series 2001-3 Collateral"):

            (i) (A) the Series 2001-3 Collection Account and the Series 2001-3 Distribution Account; (B) all funds on deposit in the Series 2001-3 Collection Account and the Series 2001-3 Distribution Accounts from time to time; (C) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-3 Collection Account and the Series 2001-3 Distribution Accounts or the funds on deposit therein from time to time; (D) all Permitted Investments made at any time and from time to time with moneys in the Series 2001-3 Collection Account or the Series 2001-3 Distribution Accounts; and (E) all proceeds of any and all of the foregoing, including, without limitation, cash;

            (ii) the Letter of Credit;

            (iii) the Demand Note;

            (iv) the Interest Rate Cap;

            (v) (A) the Series 2001-3 Cash Collateral Account; (B) all funds on deposit therein from time to time; (C) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-3 Cash Collateral Account or the funds on deposit therein from time to time; and
      (D) all investments made at any time and from time to time with moneys in the Series 2001-3 Cash Collateral Account; and

            (vi) all proceeds of any and all of the foregoing, including, without limitation, cash.

      (c) The Trustee, on behalf of the Group V Noteholders, and the Series 2001-3 Noteholders, as applicable, acknowledges the foregoing grant, accepts the trusts under this Supplement in accordance with the provisions of the Indenture and this Supplement and agrees to perform its duties required in this Supplement to the best of its abilities. The Group V Collateral shall secure the Notes included in the Group V Series of Notes. The Additional Series 2001-3 Collateral shall secure the Series 2001-3 Notes. The Trustee shall possess all right, title and interest in the Demand Note, all rights to make claims thereunder and all payments thereon and all proceeds thereof.

      Section 3.2 Reports; Copies of Letter of Credit. (a) Not later than (i) the second Business Day immediately preceding each Distribution Date, the Servicer shall furnish to the Trustee a Monthly Servicer's Certificate (which shall include the Minimum Liquidity Amount as of the last Business Day of the Related Month) and a Fleet Report with respect to the Group V Collateral and
(ii) on or after 60 days after the end of each fiscal year, the Servicer shall, upon request, provide the Rating Agencies with an Officer's Certificate confirming compliance with the separateness procedures described in the opinion letter of Latham & Watkins dated November 29, 2001 and addressing the issue of substantive consolidation as it may relate to the Guarantor, each Lessee and TFFC.

      (b) The Servicer shall provide each of the Rating Agencies with a copy of any replacement Letter of Credit with a copy to the Trustee.

      Section 3.3 Auction Acquired Vehicles. TFFC agrees it shall not acquire for leasing under the Group V Lease any Auction Acquired Vehicle for which TFFC or the Servicer does not have a Certificate of Title showing TFFC as the owner and the Trustee as the holder of a first lien thereon if after giving effect to such acquisition the aggregate Net Book Value of all Auction Acquired Vehicles for which TFFC or the Servicer does not have such a new Certificate of Title exceeds 5% of the Group V Aggregate Asset Amount. In the event that TFFC acquires for leasing under the Group V Lease any Auction Acquired Vehicle for which it has not received a new Certificate of Title showing TFFC as the owner and the Trustee as the holder of a first lien thereon, TFFC and the Servicer shall promptly and diligently take such steps as are necessary to cause the related Certificate of Title to be changed so that, within 90 days after TFFC's acquisition of such Auction Acquired Vehicle, TFFC receives a new Certificate of Title showing TFFC as the owner of such Auction Acquired Vehicle and the Trustee as the holder of a first lien thereon (and to cause such lien to be perfected).

      Section 3.4 Capitalization Demand Note. TFFC has been capitalized in part by a Demand Note on the Closing Date. At all times, TFFC shall maintain the Demand Note in an amount at least equal to the Series 2001-3 Letter of Credit Amount.

                                    ARTICLE 4

                            SERIES 2001-3 ALLOCATIONS

      Section 4.1 Establishment of Group V Collection Account, Series 2001-3 Collection Account, Series 2001-3 Excess Funding Account and Series 2001-3 Accrued Interest Account.

      (a) Any provisions of Article 5 of the Base Indenture which allocate and apply Collections shall continue to apply irrespective of the issuance of the Series 2001-3 Notes. Sections 5.1 through 5.5 of the Base Indenture shall be read in their entirety as provided in the Base Indenture, provided that for purposes of the Series 2001-3 Notes, clause (d) of Section 5.2 of the Base Indenture shall be modified, as it applies to the Series 2001-3 Notes, as permitted by Section 12.1(f) of the Base Indenture and shall read as follows:

            (d) Sharing Collections. To the extent that Principal Collections that are allocated to the Series 2001-3 Notes on a Distribution Date are not needed to make payments of principal to Series 2001-3 Noteholders or required to be deposited in the Series 2001-3 Distribution Account on such Distribution Date, such Principal Collections may, at the written direction of the Servicer, be applied to cover principal payments due to or for the benefit of Noteholders of other Group V Series of Notes. Any such reallocation shall not result in a reduction of the Aggregate Principal Balance or in the Invested Amount of the Series 2001-3 Notes.

      In addition, for purposes of Section 5.2(a) of the Base Indenture, the Servicer, in its capacity as such under the Group V Lease, shall (to the extent practicable) cause all Collections allocable to Group V Collateral in accordance with the Indenture to be paid directly into the Group V Collection Account and all Collections allocable to the Additional Series 2001-3 Collateral to be paid directly into the Series 2001-3 Collection Account.

      Article 5 of the Base Indenture (except for Sections 5.1 through 5.5, thereof, subject to the proviso in the first paragraph of this Article 5 and subject to the immediately preceding sentence) shall read in its entirety as follows and shall be applicable only to the Series 2001-3 Notes:

            "Section 5.1 Establishment of the Group V Collection Account, Series 2001-3 Collection Account, Series 2001-3 Accrued Interest Account and Series 2001-3 Excess Funding Account.

            With respect to the Series 2001-3 Notes only, the following shall apply:

            (a) The Trustee has established and maintains a segregated trust account for the benefit of holders of Notes from the Group V Series of Notes (the "Group V Collection Account"). The Trustee will also establish and maintain a segregated trust account for the benefit of the Series 2001-3 Noteholders (the "Series 2001-3 Collection Account"). Amounts on deposit in the Group V Collection Account and the Series 2001-3 Collection Account shall be invested in accordance with Sections 5.1(d) and (f) of the Base Indenture.

            (b) The Trustee will establish and maintain an administrative sub-account within the Series 2001-3 Collection Account (such sub-account, the "Series 2001-3 Accrued Interest Account").

            (c) The Trustee will establish a sub-account of the Group V Collection Account for the benefit of the Series 2001-3 Noteholders, and the Budget Interestholder (the "Series 2001-3 Excess Funding Account"). The Trustee will further divide the Series 2001-3 Excess Funding Account by creating an additional administrative sub-account for the benefit of the Series 2001-3 Noteholders and the Budget Interestholder (such sub-account, the "Series 2001-3 Cash Liquidity Account").

            (d) All Group V Collections shall initially be deposited into the Collection Account and, on each Business Day, shall be allocated to and deposited in the Group V Collection Account.

            (e) All Group V Collections that are deposited on any Business Day in the Group V Collection Account and that are allocable to the Series 2001-3 Notes shall on each such Business Day be allocated to and deposited in the Series 2001-3 Collection Account. All amounts received in respect of the Additional Series 2001-3 Collateral shall be allocated to and deposited in the Series 2001-3 Collection Account.

            (f) Any amounts in the Group V Collection Account not allocated to the Series 2001-3 Collection Account or another series-specific collection account under the supplements for the other Group V Series of Notes shall be allocated by the Trustee at the written direction of the Servicer to the Budget Distribution Account in an amount equal to (x) the applicable Budget Interest Percentage (as of such date) of the aggregate amount of Group V Collections that are Principal Collections received on such date, minus (y) any amounts other than servicing fees which have been withheld by the Master

      Servicer pursuant to Section 5.2(c) of the Base Indenture to the extent such amounts withheld under Section 5.2(c) of the Base Indenture represent all or part of the Budget Interest Amount."

      Section 4.2 Allocations with respect to the Series 2001-3 Notes. The proceeds from the sale of the Series 2001-3 Notes, together with any funds deposited with TFFC by Budget as additional capitalization will initially be deposited by the Trustee in the Group V Collection Account to be distributed by the Trustee as provided herein pursuant to the written instructions of the Servicer, and a portion thereof shall be used by the Issuer to refinance Eligible Receivables and to finance, refinance or purchase Eligible Vehicles for leasing under the Group V Lease. The Series 2001-3 Invested Percentage (for allocations with respect to Principal Collections) of the funds remaining in the Group V Collection Account after payment of such indebtedness will be deposited on the Series 2001-3 Issuance Date to the Series 2001-3 Collection Account and, concurrently with such deposit, allocated by the Trustee to the Series 2001-3 Excess Funding Account; provided, however, the Trustee also shall deposit all amounts required to be deposited in the Series 2001-3 Cash Liquidity Account as provided hereinbelow and such amounts on deposit in the Series 2001-3 Cash Liquidity Account shall only be available for application as provided in Sections 4.3(f), 4.4(a), (b) and (c), and shall not be available to be withdrawn in respect of amounts otherwise to be withdrawn from the Series 2001-3 Excess Funding Account pursuant to the Base Indenture, this Supplement or any other Series Supplement. On each Business Day on which Collections are deposited into the Group V Collection Account and allocated to the Series 2001-3 Collection Account or deposited in the Series 2001-3 Collection Account (each such date, a "Deposit Date"), the Servicer will direct the Trustee in writing to allocate all amounts allocated to or deposited into the Series 2001-3 Collection Account in accordance with the provisions of this Section 4.2.

      (a) Allocations of Collections During the Revolving Period. During the Series 2001-3 Revolving Period, the Servicer will direct the Trustee in writing to allocate, prior to 1:00 p.m. (New York City time) on each Deposit Date, the following amounts:

            (s) with respect to all Group V Collections (including Recoveries, which shall be treated as Principal Collections):

                  (i) allocate to the Series 2001-3 Collection Account, an
            amount equal to the sum of (A) the Series 2001-3 Invested Percentage (as of such day) of the aggregate amount of Group V Collections which are Interest Collections on such day and (B) all amounts earned on Permitted Investments in the Series 2001-3 Collection Account which are available for distribution on such Deposit Date, which amounts will be further allocated to the Series 2001-3 Accrued Interest Account (for any such day, such amounts, the "Series 2001-3 Interest Allocation"); provided, however, that if with respect to any Related Month the aggregate of all such amounts allocated to the Series 2001-3 Accrued Interest Account during such Related Month exceeds the amount of interest and fees due and payable in respect of the Series 2001-3 Notes on the Distribution Date next succeeding such Related Month pursuant to the Indenture, then the amount of such excess will be allocated first, to the Series 2001-3 Cash Liquidity Account, to the extent of any Cash Liquidity Amount Deficiency on such Deposit Date, and thereafter, the remainder of such amount shall be allocated to the Series 2001-3 Excess Funding Account;

                  (ii) allocate an amount equal to the Series 2001-3 Invested
            Percentage (as of such day) of the aggregate amount of such Group V Collections which are Principal Collections on such day (for any such day, such amount, the "Series 2001-3 Principal Allocation") first, to the Series 2001-3 Cash Liquidity Account, to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 2001-3 Cash Liquidity Account pursuant to Section 4.2(a)(s)(i), and thereafter, allocate the remainder of such amount to the Series 2001-3 Excess Funding Account; and

                  (iii) allocate to the Budget Distribution Account an amount equal to the Budget Percentage (as of such day) of the aggregate amount of Group V Collections which are Principal Collections on such date minus any amounts other than servicing fees which have been withheld by the Servicer pursuant to Section 5.2(c) of the Base Indenture, to the extent that such amounts withheld under Section 5.2(c) of the Base Indenture represent all or part of the Budget Interest Amount.

      (b) Allocations During the Series 2001-3 Controlled Amortization Period. During the Series 2001-3 Controlled Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 1:00 p.m. (New York City time) on each Deposit Date, the following amounts:

            (s) with respect to all Group V Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                  (i) allocate to the Series 2001-3 Collection Account an amount equal to the Series 2001-3 Interest Allocation for such day as set forth in Section 4.2(a)(s)(i) above, which amount shall be further allocated to the Series 2001-3 Accrued Interest Account or, as and to the extent provided in clause (a)(s)(i) above, allocated to the Series 2001-3 Cash Liquidity Account (following the establishment thereof pursuant to Section 4.10(d) of this Supplement) and the Series 2001-3 Excess Funding Account in the priority set forth therein;

                  (ii) (A) during the Class A Controlled Amortization Period, allocate to the Series 2001-3 Collection Account an amount equal to the Series 2001-3 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A Controlled Distribution Amount, then the amount of such excess shall be allocated first, to the Series 2001-3 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 2001-3 Cash Liquidity Account pursuant to Section 4.2(b)(s)(i), and thereafter, the remainder of such excess shall be allocated to the Series 2001-3 Excess Funding Account; (B) during the Class B Controlled Amortization Period, allocate to the Series 2001-3 Collection Account an amount equal to the Series 2001-3 Principal

            Allocation for such day, which amount shall be used to make principal payments in respect of the Class B Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B Controlled Distribution Amount, then such excess will be allocated first, to the Series 2001-3 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 2001-3 Cash Liquidity Account pursuant to Section 4.2(b)(s)(i), and thereafter, the remainder of such excess shall be allocated to the Series 2001-3 Excess Funding Account; and (C) during the Class C Controlled Amortization Period, allocate to the Series 2001-3 Collection Account an amount equal to the Series 2001-3 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class C Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class C Controlled Distribution Amount, then such excess will be allocated first, to the Series 2001-3 Cash Liquidity Account to the extent of any Cash Liquidity Amount Deficiency on such date after giving effect to any deposit to the Series 2001-3 Cash Liquidity Account pursuant to
            Section 4.2(b)(s)(i), and thereafter, the remainder of such excess shall be allocated to the Series 2001-3 Excess Funding Account; and

                  (iii) allocate to the Budget Distribution Account an amount determined as set forth in Section 4.2(a)(s)(iii) above for such day.

      (c) Allocations During the Series 2001-3 Rapid Amortization Period. With respect to the Series 2001-3 Rapid Amortization Period, the Servicer will direct the Trustee in writing to allocate, prior to 1:00 p.m. (New York City time) on each Deposit Date, the following amounts:

            (s) with respect to all Group V Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                  (i) allocate to the Series 2001-3 Collection Account an amount equal to the sum of (x) the Series 2001-3 Interest Allocation for such day as set forth in Section 4.2(a)(s)(i) above for such day, plus (y) an amount which, together with all prior allocations pursuant to this clause (y), shall not exceed $500,000 to be applied on a pro rata basis to the payment of legal fees and expenses for the benefit of the Group V Noteholders (including the reasonable fees and disbursements of counsel to the Trustee), if any, plus (z) if Budget is no longer the Servicer, an amount equal to the sum of the Series 2001-3 Investor Monthly Servicing Fee and Series 2001-3 Monthly Supplemental Servicing Fee, which amounts will be deposited in the Series 2001-3 Accrued Interest Amount; provided, however, that if with respect to any Related Month the aggregate of all such amounts allocated to the Series 2001-3 Accrued Interest Account during such Related Month exceeds the sum of (A) interest and fees due and payable in respect of the Series 2001-3 Notes on the Distribution Date next succeeding such Related Month and (B) the amounts required to be allocated in respect of legal fees and expenses, servicing fees and supplemental servicing fees, then the amount of such excess will be allocated to the Series 2001-3 Excess Funding Account, to the extent provided in clause (a)(s)(i) above, allocated to the Series

            2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account in the priority set forth therein;

                  (ii) allocate to the Series 2001-3 Collection Account an
            amount equal to the sum of (x) the Series 2001-3 Principal Allocation for such day an amount equal to the Budget Percentage (as of such day) of the aggregate amount of Group V Collections which are Principal Collections on such date (minus any amounts other than servicing fees which have been withheld by the Servicer pursuant to
            Section 5.2(c) of the Base Indenture, to the extent that such amounts withheld under Section 5.2(c) of the Base Indenture represent all or part of the Budget Interest Amount), which amount shall be used to make principal payments in respect of the Class A Notes and, after the Class A Notes have been paid in full, shall be used to make principal payments in respect of the Class B Notes and, after the Class B Notes have been paid in full, shall be used to make principal payments in respect of the Class C Notes.

      (d) Allocations of Recoveries. On each Deposit Date, the Servicer will direct the Trustee in writing to allocate, prior to 1:00 p.m. (New York City time), Recoveries as follows:

            (i) allocate to the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount, the Series 2001-3 Cash Collateral Account and the Series 2001-3 Available Subordinated Amount an amount equal to the Series 2001-3 Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, which Recoveries shall be used first to reinstate the Class A Invested Amount (to the extent that the Class A Invested Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause (e) below and has not been subsequently replenished); second to reinstate the Class B Invested Amount (to the extent the Class B Invested Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause (e) below and has not been subsequently replenished); third to reinstate the Class C Invested Amount (to the extent that the Class C Invested Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause (e) below and has not been subsequently replenished); fourth to reinstate the Series 2001-3 Cash Collateral Account to the extent of any unreimbursed draws thereon; fifth to reinstate the Series 2001-3 Available Subordinated Amount (to the extent that the Series 2001-3 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause (e) below and has not been subsequently replenished); and sixth, any remaining Recoveries not so allocated shall be released to the Issuer; and

            (ii) provided that no Amortization Event has occurred and is continuing, allocate to the Budget Interest Amount any amount equal to the Budget Percentage (as of such day) of the aggregate amount of Recoveries on such day to reinstate the Budget Interest Amount (to the extent that the Budget Interest Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause (e) below and has not been subsequently replenished).

      (e) Allocations of Losses. On each Deposit Date, the Servicer will direct the Trustee in writing to allocate, prior to 1:00 p.m. (New York City time), Losses as follows:

            (i) allocate an amount equal to the Series 2001-3 Invested Percentage (as of such day) of the aggregate amount of Losses on such day to reduce the Series 2001-3 Available Subordinated Amount until the Series 2001-3 Available Subordinated Amount has been reduced to zero, then (to the extent of any Series 2001-3 Disposition Losses) to making a claim under the Demand Note pursuant to Section 4.12 of this Supplement until such claim would reduce the Demand Note to zero, then to reduce the Class C Invested Amount on a pro rata basis among all Class C Notes, until the Class C Invested Amount has been reduced to zero, then to reduce the Class B Invested Amount on a pro rata basis among all Class B Notes, until the Class B Invested Amount has been reduced to zero, then to reduce the Class A Invested Amount, on a pro rata basis among all Class A Notes; and

            (ii) allocate to the Budget Interest Amount, an amount equal to the Budget Percentage (as of such day) of the aggregate amount of Losses on such day, which shall reduce the Budget Interest Amount.

      (f) Allocation Adjustments. Notwithstanding the foregoing provisions of this Section 4.2:

            (A) provided that no Amortization Event has occurred and is continuing, amounts in excess of the Cash Liquidity Amount allocated to the Series 2001-3 Excess Funding Account, if any, that are not required to make payments with respect to the Series 2001-3 Notes may be used to pay the principal amount of other Group V Series of Notes that are then in amortization and, after such payment, any remaining funds in excess of the Cash Liquidity Amount, if any, may, at TFFC's option, be (i) used to finance, refinance or acquire Group V Vehicles or Eligible Receivables, to the extent such Eligible Vehicles have been requested by the Lessees under the Group V Lease or (ii) loaned to Budget under the Demand Note or (iii) transferred on any Distribution Date to the Budget Distribution Account, to the extent that the Budget Interest Amount equals or exceeds zero after giving effect to such payment and so long as no Series 2001-3 Credit Support Deficiency or Asset Amount Deficiency would result therefrom as indicated in the related Monthly Servicer's Certificate; provided, however, that funds in excess of the Cash Liquidity Amount, if any, may be transferred to the Budget Distribution Account on a day other than a Distribution Date if the Servicer furnishes to the Trustee an Officers' Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Servicer, on the next Distribution Date. Funds in the Budget Distribution Account shall, at the option of TFFC, be available to finance, refinance or acquire Group V Vehicles or Eligible Receivables, to the extent such Eligible Vehicles have been requested by the Lessees under the Group V Lease, or for distribution to the Budget Interestholder;

            (B) in the event that the Servicer is not Budget or an Affiliate of Budget or if a Servicer Default has occurred and is continuing, the Servicer shall not be entitled to withhold any amounts pursuant to Section 5.2(c) of the Base Indenture and the Trustee shall deposit amounts payable to Budget in the Collection Account pursuant to the provisions of Section 5.2 of the Base Indenture on each Deposit Date;

            (C) any amounts withheld by the Servicer and not deposited in the Series 2001-3 Collection Account pursuant to Section 5.2(c) of the Base Indenture shall be deemed to be deposited in the Collection Account and allocated to the Group V Collection Account and the Series 2001-3 Collection Account, as applicable, on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this
      Section 4.2;

            (D) if there is more than one Series of Group V Series of Notes outstanding, then Sections 4.2(a)(s)(iii), 4.2(b)(s)(iii) and 4.2(c)(s)(iii) above shall not be duplicated with any similar provisions contained in any other Supplement and Budget shall only be paid such amount once with respect to any Distribution Date;

            (E) TFFC may, from time to time in its sole discretion, increase the Series 2001-3 Available Subordinated Amount by (i) transferring funds to the Series 2001-3 Excess Funding Account and (ii) delivering to the Servicer and the Trustee an Officers' Certificate setting forth the amount of such transferred funds and stating that such transferred funds shall be allocated to the Series 2001-3 Available Subordinated Amount; provided, however, (a) TFFC shall have no obligation to so increase the Series 2001-3 Available Subordinated Amount and (b) TFFC may not increase the Series 2001-3 Available Subordinated Amount pursuant to this paragraph if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 2001-3 Available Subordinated Amount, would exceed the Series 2001-3 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 2001-3 Available Subordinated Amount described in clause (F)(1) or
      (2) below;

            (F) in the event that the Series 2001-3 Credit Support Amount is reduced to less than the Series 2001-3 Minimum Credit Support Amount, an Amortization Event and a Series 2001-3 Limited Liquidation Event of Default shall be deemed to have occurred with respect to the Series 2001-3 Notes only if, after any applicable grace period, either the Trustee or the Servicer, by written notice to the Issuer, or the Required Noteholders, by written notice to the Issuer and the Trustee, declare that an Amortization Event has occurred; provided, however, (i) the Issuer may prevent an Amortization Event from occurring if, within one (1) Business Day after the occurrence of such Series 2001-3 Credit Support Deficiency, Budget increases the Group V Letter of Credit Amount and/or the Issuer contributes a portion of the Budget Interest in an amount sufficient, in the aggregate, to eliminate such Series 2001-3 Credit Support Deficiency; provided, however, the amount of such contribution (together with the sum of the amounts of all prior contributions) shall not exceed the Series 2001-3 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 2001-3 Available Subordinated Amount (1) through Recoveries or from funds constituting repayments of principal under any intercompany demand note made by the Issuer in favor of Budget, or (2) relating to an increase in the Series 2001-3 Minimum Credit

      Support Amount that results from (a) an increase in the ratio of Group V Type II Repurchase Vehicles to all Group V Vehicles, (b) a reduction in the aggregate amount of cash and Permitted Investments allocable to Group V Vehicles in the Collection Account, (c) a decline in the resale performance of Group V Type II Repurchase Vehicles within the twelve calendar months preceding the applicable determination date or (d) the Type II Repurchase Fleet Market Value being less than the aggregate Net Book Value of the Group V Type II Repurchase Vehicles, and (ii) the Issuer may prevent a Series 2001-3 Limited Liquidation Event of Default from occurring if within the thirty (30) day period after the occurrence of such Series 2001-3 Credit Support Deficiency (x) Budget increases the Letter of Credit and/or the Issuer contributes a portion of the Budget Interest sufficient to eliminate such Series 2001-3 Credit Support Deficiency and (y) obtains written notice from the Rating Agencies to the Issuer, Budget and the Trustee that after such cure of such Series 2001-3 Credit Support Deficiency is provided for, the Class A Notes, the Class B Notes and the Class C Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 2001-3 Credit Support Deficiency;

            (G) provided that the Insolvency Period has not commenced and no other Liquidity Event has occurred, amounts on deposit in the Series 2001-3 Cash Liquidity Account in excess of the Cash Liquidity Amount on any Deposit Date may on such Deposit Date be withdrawn from the Series 2001-3 Cash Liquidity Account and deposited into the Series 2001-3 Excess Funding Account;

            (H) if the Insolvency Period has commenced or another Liquidity Event has occurred, amounts on deposit in the Series 2001-3 Cash Liquidity Account representing the Cash Liquidity Amount will be available to be transferred by the Trustee to the distribution accounts for application pursuant to Section 4.3(f), 4.4(a), (b) or (c), as applicable; and

            (I) on each Determination Date, the Trustee shall, in accordance with the written direction of the Servicer, withdraw from the Group V Collection Account, the Series 2001-3 Cap Allocation, if any, with respect to such Determination Date and shall deposit the same into the Series 2001-3 Accrued Interest Account.

      Section 4.3 Monthly Payments from the Series 2001-3 Accrued Interest Account. On each Determination Date, as provided below, the Servicer shall instruct the Trustee or the Paying Agent in writing to withdraw, and on the following Distribution Date the Trustee or the Paying Agent, acting in accordance with such written instructions, shall withdraw the amounts required to be withdrawn from the Series 2001-3 Collection Account pursuant to Sections 4.3(a), (b), (c), (d), (e) and (f) below in respect of all funds available from Group V Collections and Series 2001-3 Cap Allocations processed since the preceding Distribution Date and allocated to the holders of the Series 2001-3 Notes.

      (a) Noteholder Counsel Fees and Disbursements. On each Determination Date after the occurrence and during the continuance of an Event of Bankruptcy with respect to Budget, and before any deposits required to be made on such date to the Series 2001-3 Distribution Account have been made, the Servicer shall instruct the Trustee in writing to withdraw from the

Series 2001-3 Accrued Interest Account, to the extent funds are available from Interest Collections allocable to the Series 2001-3 Notes, for payment on a pro rata basis to counsel to the Series 2001-3 Noteholders (including the reasonable fees and disbursements of counsel to the Trustee), up to $500,000 in the aggregate in respect of legal fees and disbursements of such counsel, and remit such amount to such counsel. If sufficient funds are not available in the Series 2001-3 Accrued Interest Account, then the Trustee may withdraw funds pursuant to
Section 4.13(a) for such purpose.

      (b) Successor Servicer Fees. On each Determination Date on which Budget is not the Servicer, and after the deposit (if applicable) described in Section 4.3(a), and before any deposits required to be made on the related Distribution Date to the Series 2001-3 Distribution Account have been made, the successor Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn from the Series 2001-3 Accrued Interest Account to the extent funds are available from Interest Collections and Series 2001-3 Cap Allocations allocable to the Series 2001-3 Notes processed since the preceding Distribution Date in respect of an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (iii) the Class C Investor Monthly Servicing Fee (and any Class C Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (iv) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any Class A Monthly Supplemental Servicing Fees), Class B Investor Monthly Servicing Fees (and any Class B Monthly Supplemental Servicing Fees) and Class C Investor Monthly Servicing Fees (and any Class C Monthly Supplemental Servicing Fees) in respect of previous periods, minus (v) the amount of any Class A Investor Monthly Servicing Fees, Class B Investor Monthly Servicing Fees and Class C Investor Monthly Servicing Fees (and Class A Monthly Supplemental Servicing Fees, Class B Monthly Supplemental Servicing Fees and Class C Monthly Supplemental Servicing Fees) withheld by the Servicer since the preceding Distribution Date pursuant to
Section 5.2(c) of the Base Indenture. On the following Distribution Date, the Trustee shall withdraw such amount from the Series 2001-3 Accrued Interest Account and remit such amount to the Servicer. The fees of any successor Servicer that assumes the obligations of the Servicer shall be paid on a pro rata basis consistent with the terms herein from the $500,000 reserve as provided in Section 4.10(a). Under no circumstances shall the Trustee be liable for the fees and expenses of the successor Servicer.

      (c) Note Interest with respect to the Class A Notes. On each Determination Date, the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3(a) and (b), instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn from the Series 2001-3 Accrued Interest Account to the extent funds will be available from Interest Collections and Series 2001-3 Cap Allocations allocable to the Series 2001-3 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued for the related Series 2001-3 Interest Period which will be equal to the product of (i) the Class A Note Rate, and (ii) the Aggregate Principal Balance of the Class A Notes as of the previous Distribution Date after giving effect to any principal payments made (or in the case of the initial Distribution Date, the Class A Initial Invested Amount), divided by a fraction (A) the numerator of which is the actual number of days in such Series 2001-3 Interest Period and (B) the denominator of which is 360 and (y) then, an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, as of the preceding Distribution Date (together with any accrued interest on such class A Deficiency Amounts). If the amounts described in this Section 4.3(c) are insufficient, after taking into account the amount, if any, to be drawn under the Letter of Credit and the amount on deposit in the Series 2001-3 Excess Funding Account in excess of the Cash Liquidity Amount, if any, or in the Series 2001-3 Cash Liquidity Account to be applied as described in Section 4.4(a), to pay such interest on any Distribution Date, payments of interest to the Class A Noteholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Class A Deficiency Amount." Interest shall accrue on the Class A Deficiency Amount at the Class A Note Rate. On the following Distribution Date, the Trustee shall withdraw in accordance with the written direction of the Servicer the accrued interest on the Class A Notes (as determined above) and the Class A Deficiency Amount (together with accrued interest thereon) from the Series 2001-3 Accrued Interest Account and, to the extent provided in Section 4.4(a) of this Supplement, amounts withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account and any applied portion of the Series 2001-3 Letter of Credit Amount, and shall deposit such amount in the Series 2001-3 Distribution Account, provided that the sum of the amounts to be withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account pursuant to this Section 4.3(c) and Sections 4.3(d) and (e) of this Supplement shall not exceed for any Distribution Date the Series 2001-3 Available Subordinated Amount at such time.

      (d) Note Interest with respect to the Class B Notes. On each Determination Date, subject to Section 4.9 of this Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Series 2001-3 Distribution Account, and no payments on account of principal are then required to be made to the Class A Noteholders (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts), the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3(a), (b) and (c), instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn from the Series 2001-3 Accrued Interest Account to the extent funds will be available from Interest Collections and Series 2001-3 Cap Allocations allocable to the Series 2001-3 Notes which will have been processed from but not including the preceding Distribution Date through the succeeding Distribution Date, which amount shall be withdrawn in respect of (x) first, an amount equal to interest accrued for the related Series 2001-3 Interest Period which will be equal to the product of (i) the Class B Note Rate for the related Series 2001-3 Interest Period, and (ii) the Aggregate Principal Balance of the Class B Notes as of the previous Distribution Date after giving effect to any principal payments made (or in the case of the initial Distribution Date, the Class B Initial Invested Amount), divided by a fraction (A) the numerator of which is the actual number of days in such Series 2001-3 Interest Period and (B) the denominator of which is 360, and (y) then, an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, as of the preceding Distribution Date (together with any accrued interest on such Class B Deficiency Amounts). If the amounts described in this Section 4.3(d) are insufficient, after taking into account any funds available for application in the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account and applied as described in Section 4.4(b) of this Supplement and any portion of the Series 2001-3 Letter of Credit Amount applied as described in Section 4.4(b) of this Supplement (subject to the provisions of Section 4.9 of this Supplement), to pay such interest on any Distribution Date, payments of interest to the Class B

Noteholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Class B Deficiency Amount." Interest shall accrue on the Class B Deficiency Amount at the Class B Note Rate. On the following Distribution Date, the Trustee shall withdraw the accrued interest on the Class B Notes (as determined above) and the Class B Deficiency Amount (together with accrued interest thereon) from the Series 2001-3 Accrued Interest Account and, to the extent provided in
Section 4.4(b) of this Supplement, amounts withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account and any applied portion of the Series 2001-3 Letter of Credit Amount, and shall deposit such amount in the Series 2001-3 Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account pursuant to this Section 4.3(d) and Sections 4.3(c) and (e) of this Supplement shall not exceed for any Distribution Date the Series 2001-3 Available Subordinated Amount at such time.

      (e) Note Interest with Respect to the Class C Notes. On each Determination Date, subject to Section 4.9 of this Supplement, provided that all payments on account of interest that are required to be made to the Class A Noteholders and the Class B Noteholders are available in the Series 2001-3 Distribution Account, and no payments on account of principal are then required to be made to the Class A Noteholders and the Class B Noteholders (including, without limitation, all accrued interest, all interest accrued on such accrued interest and any Class A Deficiency Amounts or Class B Deficiency Amounts, as applicable), the Servicer shall, after making all distributions required to be made pursuant to Sections 4.3(a), (b), (c) and (d), instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn from the Series 2001-3 Accrued Interest Account to the extent funds will be available from Interest Collections and Series 2001-3 Cap Allocations allocable to the Series 2001-3 Notes which will have been processed from but not including the preceding Distribution Date through the succeeding Distribution Date, which amount shall be withdrawn in respect of (x) first, an amount equal to interest accrued for the related Series 2001-3 Interest Period which will be equal to the product of (i) the Class C Note Rate for the related Series 2001-3 Interest Period, and (ii) the Aggregate Principal Balance of the Class C Notes as of the previous Distribution Date after giving effect to any principal payments made on such Distribution Date (or in the case of the initial Distribution Date, the Class C Initial Invested Amount), divided by a fraction (A) the numerator of which is the actual number of days in such Series 2001-3 Interest Period and (B) the denominator of which is 360, and (y) then, an amount equal to the amount of any unpaid Class C Deficiency Amounts, as defined below, as of the preceding Distribution Date (together with any accrued interest on such Class C Deficiency Amounts). If the amounts described in this Section 4.3(e) are insufficient, after taking into account any funds available for application in the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account and applied as described in
Section 4.4(c) of this Supplement and any portion of the Series 2001-3 Letter of Credit Amount applied as described in Section 4.4(c) of this Supplement (subject to the provisions of Section 4.9 of this Supplement) to pay such interest on any Distribution Date, payments of interest to the Class C Noteholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Class C Deficiency Amount." Interest shall accrue on the Class C Deficiency Amount at the Class C Note Rate. On the following Distribution Date, the Trustee shall withdraw the accrued interest on the Class C Notes in accordance with the written direction of the Servicer and the Class C Deficiency Amount (together with accrued interest thereon) from the Series 2001-3 Accrued

Interest Account and, to the extent provided in Section 4.4(c) of this Supplement, amounts withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account and any applied portion of the Series 2001-3 Letter of Credit Amount, and shall deposit such amount in the Series 2001-3 Distribution Account; provided that the sum of the amounts to be withdrawn from the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Excess Funding Account pursuant to this Section 4.3(e) and Sections 4.3(c) and
(d) of this Supplement shall not exceed for any Distribution Date the Series 2001-3 Available Subordinated Amount at such time.

      (f) Servicing Fee. On each Determination Date on which Budget is the Servicer, the Servicer shall, after giving effect to all distributions required to be made on the related Distribution Date pursuant to Sections 4.3(a), (c),
(d) and (e) of this Supplement, instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn on such Distribution Date from the Series 2001-3 Accrued Interest Account to the extent funds are available from Interest Collections and Series 2001-3 Cap Allocations allocable to the Series 2001-3 Notes processed since the preceding Distribution Date in respect of an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus (iii) the Class C Investor Monthly Servicing Fee (and any Class C Supplemental Servicing Fee) accrued since the preceding Distribution Date, plus
(iv) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any Class A Monthly Supplemental Servicing Fees), Class B Investor Monthly Servicing Fees (and any Class B Monthly Supplemental Servicing Fees) and Class C Investor Monthly Servicing Fees (and any Class C Monthly Supplemental Servicing Fees) in respect of previous periods, minus (v) the amount of any Class A Investor Monthly Servicing Fees, Class B Investor Monthly Servicing Fees and Class C Investor Monthly Servicing Fees (and Class A Monthly Supplemental Servicing Fees, Class B Monthly Supplemental Servicing Fees and Class C Monthly Supplemental Servicing Fees) withheld by the Servicer since the preceding Distribution Date pursuant to Section 5.2(c) of the Base Indenture. On such Distribution Date, the Trustee shall withdraw such amount from the Series 2001-3 Accrued Interest Account and remit such amount to the Servicer.

      (g) Balance. On each Distribution Date, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the balance (after making the payments required in Sections 4.3(a), (b), (c), (d), (e) and (f) of this Supplement and any required payments in respect of any other Series of Notes), if any, of the Interest Collections allocated to holders of the Series 2001-3 Notes and Series 2001-3 Cap Allocations since the preceding Distribution Date ("Excess Budget Collections"). On such Distribution Date (or, subject to compliance with the requirements of Section 4.2(d)(ii) of this Supplement on any other day), the Paying Agent shall withdraw such balance from the Series 2001-3 Accrued Interest Account and pay such balance to the Budget Distribution Account, to the extent that, after giving effect to such transfer, the Budget Interest Amount equals or exceeds zero and provided that such payment will not cause an Asset Amount Deficiency or a Series 2001-3 Credit Support Deficiency to exist, as indicated on the Monthly Servicer's Certificate.

      Section 4.4 Payment of Note Interest.

      (a) Class A Notes. On each Distribution Date, the Paying Agent shall, in accordance with the written instruction of the Servicer received pursuant to
Section 4.3(c) hereof, pay to the Class A Noteholders from the Series 2001-3 Distribution Account the amount deposited in the Series 2001-3 Distribution Account for the payment of interest pursuant to Section 4.3(c) of this Supplement and, to the extent that such amount is insufficient to pay all interest payable to the Class A Noteholders on such Distribution Date (the amount of such insufficiency, a "Class A Note Interest Shortfall"), the Servicer shall instruct the Trustee in writing (a)(x) if an Insolvency Period is continuing, to withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (i) the amount on deposit in the Series 2001-3 Cash Liquidity Account and
(ii) the amount of such Class A Note Interest Shortfall and pay such amount to the Class A Noteholders and (y) to the extent of any remaining Class A Note Interest Shortfall, to withdraw from the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) the lesser of (i) the amount on deposit in the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) and
(ii) the amount of such remaining Class A Note Interest Shortfall and pay such amount to the Class A Noteholders, (b) to the extent of any remaining Class A
Note Interest Shortfall, to pay to the Class A Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim under the Demand Note in an amount up to the lesser of (i) the remaining Class A Note Interest Shortfall and (ii) the proceeds of such payment under the Demand Note and (c) if a Liquidity Event has occurred (x) to the extent of any remaining Class A Note Interest Shortfall, to pay the Class A Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a Letter of Credit disbursement in an amount equal to the lesser of
(i) the remaining Class A Note Interest Shortfall and (ii) the proceeds of such Letter of Credit disbursement in an amount equal to the excess of (1) the Series 2001-3 Letter of Credit Amount as of the date of such Liquidity Event over (2) the excess of Minimum Liquidity Amount as of such date over the Cash Liquidity Amount as of such date and (y) to the extent of any remaining Class A Note Interest Shortfall, to (in either order as set forth in the written instructions of the Servicer) (i) pay the Class A Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds from a Letter of Credit disbursement in an amount equal to the lesser (1) the remaining Class A
Note Interest Shortfall or (2) the proceeds of such Letter of Credit disbursement (which may be the entire remaining Series 2001-3 Letter of Credit Amount) and/or (as necessary) (ii) withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (1) the amount on deposit in the Series 2001-3 Cash Liquidity Account and (2) the amount of such Class A Note Interest Shortfall and pay such amount to the Class A Noteholders.

      (b) Class B Notes. On each Distribution Date, the Paying Agent shall, in accordance with the written instruction of the Servicer received pursuant to
Section 4.3(d) hereof, but subject to Section 4.9 of this Supplement, pay to the Class B Noteholders from the Series 2001-3 Distribution Account the amount deposited in the Series 2001-3 Distribution Account for the payment of interest pursuant to Section 4.3(d) of this Supplement and, to the extent such amount is insufficient to pay all interest payable to the Class B Noteholders on such Distribution Date (the amount of such insufficiency, a "Class B Note Interest Shortfall"), the Servicer shall instruct the Trustee in writing (a)(x) if an Insolvency Period is continuing, to withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (i) the amount on deposit in the Series 2001-3 Cash

Liquidity Account and (ii) the amount of such Class B Note Interest Shortfall and pay such amount to the Class B Noteholders and (y) to the extent of any remaining Class B Note Interest Shortfall, to withdraw from the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) the lesser of (i) the amount on deposit in the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) and (ii) the amount of such remaining Class B Note Interest Shortfall and pay such amount to the Class B Noteholders, (b) to the extent of any remaining Class B Note Interest Shortfall, to pay to the Class B Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim under the Demand Note in an amount up to the lesser of (i) the remaining Class B Note Interest Shortfall and (ii) the proceeds of such payment under the Demand Note and (c) if a Liquidity Event has occurred (x) to the extent of any remaining Class B Note Interest Shortfall, to pay the Class B Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a Letter of Credit disbursement in an amount equal to the lesser of (i) the remaining Class B Note Interest Shortfall and (ii) the proceeds of such Letter of Credit disbursement in an amount equal to the excess of (1) the Series 2001-3 Letter of Credit Amount as of the date of such Liquidity Event over (2) the excess of Minimum Liquidity Amount as of such date over the Cash Liquidity Amount as of such date and (y) to the extent of any remaining Class B Note Interest Shortfall, to (in either order as set forth in the written instructions of the Servicer) (i) pay the Class B Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds from a Letter of Credit disbursement in an amount equal to the lesser (1) the remaining Class B Note Interest Shortfall or (2) the proceeds of such Letter of Credit disbursement (which may be the entire remaining Series 2001-3 Letter of Credit Amount) and/or (as necessary) (ii) withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (1) the amount on deposit in the Series 2001-3 Cash Liquidity Account and (2) the amount of such Class B Note Interest Shortfall and pay such amount to the Class B Noteholders.

      (c) Class C Notes. On each Distribution Date, the Paying Agent shall, in accordance with the written instruction of the Servicer received pursuant to
Section 4.3(e) hereof, but subject to Section 4.9 of this Supplement, pay to the Class C Noteholders from the Series 2001-3 Distribution Account the amount deposited in the Series 2001-3 Distribution Account for the payment of interest pursuant to Section 4.3(e) of this Supplement and, to the extent such amount is insufficient to pay all interest payable to the Class C Noteholders on such Distribution Date (the amount of such insufficiency, a "Class C Note Interest Shortfall"), the Servicer shall instruct the Trustee in writing (a)(x) if an Insolvency Period is continuing, to withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (i) the amount on deposit in the Series 2001-3 Cash Liquidity Account and (ii) the amount of such Class C Note Interest Shortfall and pay such amount to the Class C Noteholders and (y) to the extent of any remaining Class C Note Interest Shortfall, to withdraw from the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) the lesser of (i) the amount on deposit in the Series 2001-3 Excess Funding Account (other than the Series 2001-3 Cash Liquidity Account sub-account thereof) and (ii) the amount of such remaining Class C Note Interest Shortfall and pay such amount to the Class C Noteholders,
(b) to the extent of any remaining Class C Note Interest Shortfall, to pay to the Class C Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim under the Demand Note in an amount up to the lesser of (i) the remaining Class C Note Interest Shortfall and (ii) the proceeds of such payment under the Demand Note and (c) if a Liquidity Event has occurred (x) to the extent of any remaining Class C Note Interest Shortfall, to pay the Class C Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a Letter of Credit disbursement in an amount equal to the lesser of (i) the remaining Class C Note Interest Shortfall and (ii) the proceeds of such Letter of Credit disbursement in an amount equal to the excess of (1) the Series 2001-3 Letter of Credit Amount as of the date of such Liquidity Event over (2) the excess of Minimum Liquidity Amount as of such date over the Cash Liquidity Amount as of such date and (y) to the extent of any remaining Class C Note Interest Shortfall, to (in either order as set forth in the written instructions of the Servicer) (i) pay the Class C Noteholders from amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds from a Letter of Credit disbursement in an amount equal to the lesser
(1) the remaining Class C Note Interest Shortfall or (2) the proceeds of such Letter of Credit disbursement (which may be the entire remaining Series 2001-3 Letter of Credit Amount) and/or (as necessary) (ii) withdraw from the Series 2001-3 Cash Liquidity Account the lesser of (1) the amount on deposit in the Series 2001-3 Cash Liquidity Account and (2) the amount of such Class C Note Interest Shortfall and pay such amount to the Class C Noteholders.

      Section 4.5 Payment of Note Principal.

      (a) Class A Notes.

            (i) Commencing on the second Determination Date after the commencement of the Class A Controlled Amortization Period or the first Determination Date after the commencement of the Series 2001-3 Rapid Amortization Period, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount of Principal Collections allocated to the Class A Notes during the Related Month pursuant to
      Section 4.2(b)(s)(ii) or 4.2(c)(s)(ii) of this Supplement (such amount, the "Monthly Principal Allocation"). Commencing on the second Distribution Date after the commencement of the Series 2001-3 Controlled Amortization Period or the first Distribution Date after the commencement of the Series 2001-3 Rapid Amortization Period the Trustee shall withdraw at the written direction of the Servicer such amount from the Series 2001-3 Collection Account and deposit such amount in the Series 2001-3 Distribution Account, to be paid pro rata to the holders of the Class A Notes on account of payment of principal and, to the extent that the Monthly Principal Allocation is insufficient to pay all principal due in respect of the Class A Notes on such Distribution Date (the amount of such insufficiency, a "Class A Principal Shortfall"), the Servicer shall instruct the Paying Agent in writing (a) to withdraw from the Series 2001-3 Excess Funding Account the lesser of (i) the amount on deposit in the Series 2001-3 Excess Funding Account in excess of the Cash Liquidity Amount (after giving effect to any reduction thereof pursuant to Section 4.4) and (ii) the amount of such Class A Principal Shortfall, (b) to the extent of any remaining Class A Principal Shortfall, to apply to the payment thereof Principal Collections with respect to any other Series of Notes which pursuant to Section 5.2(d) of the Base Indenture are available on such Distribution Date to pay principal of the Series 2001-3 Notes (up to the amount of such Class A Principal Shortfall remaining) and (c) to the extent of any remaining Class A Principal Shortfall, to apply amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim made under the Demand Note pursuant to Section 4.12 of this Supplement or Letter of Credit disbursement pursuant to Section 4.11 of this Supplement up to the least of (i) the remaining Class A Principal Shortfall, (ii) the Permitted Principal Draw Amount and (iii) the proceeds of such claim under the Demand Note or Letter of Credit disbursement remaining after any application thereof pursuant to Section 4.4; provided, however, that with respect to the Series 2001-3 Termination Date, the Trustee shall, in accordance with the written instructions of the Servicer, withdraw from the Series 2001-3 Collection Account an amount which (in the aggregate) is no greater than the sum of the Class A Invested Amount as of the end of the day on the preceding Record Date and the amounts described in Section 4.15 of this Supplement. The Invested Amount of all Outstanding Class A Notes and the amounts described in Section 4.15 of this Supplement shall be due and payable on the Series 2001-3 Termination Date.

            (ii) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 4.5(a)(i) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture and the written instruction of the Servicer received pursuant to Section 4.5(a)(i) hereof, pay to the Class A Noteholders the amount deposited in the Series 2001-3 Distribution Account for the payment of principal pursuant to Section 4.5(a)(i) of this Supplement.

      (b) Class B Notes.

            (i) Commencing on the second Determination Date after the commencement of the Class B Controlled Amortization Period or the first Determination Date after the commencement of the Series 2001-3 Rapid Amortization Period, provided that the Class A Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class B Notes during the Related Month pursuant to Sections 4.2(b)(s)(ii) and 4.2(c)(s)(ii) of this Supplement. Commencing on the second Distribution Date after the commencement of the Series 2001-3 Controlled Amortization Period or the first Distribution Date after the commencement of the Series 2001-3 Rapid Amortization Period, the Trustee shall at the written direction of the Servicer, subject to Section 4.9 of this Supplement, withdraw such amount from the Series 2001-3 Collection Account and deposit such amount in the Series 2001-3 Distribution Account, to be paid pro rata to the holders of the Class B Notes on account of payment of principal and, to the extent that the Monthly Principal Allocation is insufficient to pay all principal due in respect of the Class B Notes on such Distribution Date (the amount of such insufficiency a "Class B Principal Shortfall"), the Servicer shall instruct the Paying Agent in writing (a) to withdraw from the Series 2001-3 Excess Funding Account the lesser of (i) the amount on deposit in the Series 2001-3 Excess Funding Account in excess of the Cash Liquidity Amount (after giving effect to any reduction thereof pursuant to Section
      4.4 and 4.5(a)) and (ii) the amount of such Class B Principal Shortfall,
      (b) to the extent of any remaining Class B Principal Shortfall, to apply to the payment thereof Principal Collections with respect to any other Series of Notes which pursuant to Section 5.2(d) of the Base Indenture are available on such Distribution Date to pay principal of the Series 2001-3 Notes (up to the amount of such Class B Principal Shortfall remaining) and
      (c) to the extent of any remaining Class B Principal Shortfall, to apply amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim made under the Demand Note pursuant to Section
      4.12 of this Supplement or Letter of Credit disbursement pursuant to
      Section 4.11
      of this Supplement up to the least of (i) the remaining Class B Principal Shortfall, (ii) the Permitted Principal Draw Amount and (iii) the proceeds of such claim under the Demand Note or Letter of Credit disbursement remaining after any application thereof pursuant to Section 4.4 or 4.5(a); provided, however, that with respect to the Series 2001-3 Termination Date, the Trustee shall withdraw from the Series 2001-3 Collection Account an amount which (in the aggregate) is no greater than the sum of the Class B Invested Amount as of the end of the day on the preceding Record Date and the amounts described in Section 4.15 of this Supplement. Subject to
      Section 4.9 of this Supplement, the Invested Amount of all Outstanding Class B Notes and the amounts described in Section 4.15 of this Supplement shall be due and payable on the Series 2001-3 Termination Date.

            (ii) On each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 4.5(b)(i) of this Supplement, the Paying Agent shall, in accordance with the written instruction of the Servicer pursuant to Section 4.5(b)(i) hereof, and the written instruction of the Servicer pursuant to Section 4.5(b)(i) hereof, pay to the Class B Noteholders the amount deposited in the Series 2001-3 Distribution Account for the payment of principal pursuant to Section 4.5(b)(i) of this Supplement.

      (c) Class C Notes.

            (i) Commencing on the second Determination Date after the commencement of the Class C Controlled Amortization Period or the first Determination Date after the commencement of the Series 2001-3 Rapid Amortization Period, provided that the Class A Notes and the Class B Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Class C Notes during the Related Month pursuant to Sections 4.2(b)(s)(ii) and 4.2(c)(s)(ii) of this Supplement. Commencing on the second Distribution Date after the commencement of the Series 2001-3 Controlled Amortization Period or the first Distribution Date after the commencement of the Series 2001-3 Rapid Amortization period, the Trustee shall, at the written direction of the Servicer, subject to Section 4.9 of this Supplement, withdraw such amount from the Series 2001-3 Collection Account and deposit such amount in the Series 2001-3 Distribution Account, to be paid pro rata to the holders of the Class C Notes on account of payment of principal and, to the extent that the Monthly Principal Allocation is insufficient to pay all principal due in respect of the Class C Notes on such Distribution Date (the amount of such insufficiency a "Class C Principal Shortfall"), the Servicer shall instruct the Paying Agent in writing (a) to withdraw from the Series 2001-3 Excess Funding Account the lesser of
      (i) the amount on deposit in the Series 2001-3 Excess Funding Account in excess of the Cash Liquidity Amount (after giving effect to any reduction thereof pursuant to Section 4.4, 4.5(a) and 4.5(b)) and (ii) the amount of such Class C Principal Shortfall, (b) to the extent of any remaining Class C Principal Shortfall, to apply to the payment thereof Principal Collections with respect to any other Series of Notes which pursuant to
      Section 5.2(d) of the Base Indenture are available on such Distribution Date to pay principal of the Series 2001-3 Notes (up to the amount of such Class C Principal Shortfall remaining) and (c) to the extent of any remaining Class C Principal Shortfall, to apply amounts on deposit in the Series 2001-3 Distribution Account representing the proceeds of a claim made under the Demand Note pursuant to Section 4.12 of this Supplement or Letter of Credit disbursement pursuant to Section 4.11 of this Supplement up to the least of (i) the remaining Class C Principal Shortfall, (ii) the Permitted Principal Draw Amount and (iii) the proceeds of such claim under the Demand Note or Letter of Credit disbursement remaining after any application thereof pursuant to Section 4.4 or 4.5(a) or 4.5(b) hereof; provided, however, that with respect to the Series 2001-3 Termination Date, the Trustee shall withdraw from the Series 2001-3 Collection Account an amount which (in the aggregate) is no greater than the sum of the Class C Invested Amount as of the end of the day on the preceding Record Date and the amounts described in Section 4.15 of this Supplement. Subject to Section 4.9 of this Supplement, the Invested Amount of all Outstanding Class C Notes and the amounts described in Section 4.15 of this Supplement shall be due and payable on the Series 2001-3 Termination Date.

            (ii) on each Distribution Date occurring on or after the date a withdrawal is made pursuant to Section 4.5(c)(i) of this Supplement, the Paying Agent shall, in accordance with the written instructions of the Servicer received pursuant to Section 4.5(c)(i) hereof, pay to the Class C Noteholders the amount deposited in the Series 2001-3 Distribution Account for the payment of principal pursuant to Section 4.5(c)(i) of this Supplement.

      Section 4.6 Servicer's or Budget's Failure to Make a Deposit or Payment. If the Servicer or Budget fails to make, or give notice or instructions to make, any payment from or deposit to the Collection Account, the Series 2001-3 Collection Account, the Series 2001-3 Excess Funding Account or the Series 2001-3 Accrued Interest Account required to be made or given by the Servicer or Budget, respectively, at the time specified in the Indenture (including applicable grace periods), the Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information (including the account(s) from which withdrawals are to be made) necessary to allow the Trustee, in the event it elects to do so, to make such a payment. Such funds shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Servicer.

      Section 4.7 Budget Distribution Account. On each Distribution Date, the Servicer shall instruct the Trustee and Paying Agent to transfer to the Budget Distribution Account (i) all funds in the Collection Account allocable to Group V Vehicles that have been allocated to the Budget Distribution Account as of such Distribution Date and (ii) all funds that were previously allocated to the Budget Distribution Account but not transferred to the Budget Distribution Account.

      Section 4.8 Series 2001-3 Distribution Account.

      (a) Establishment of Series 2001-3 Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2001-3 Noteholders, or cause to be established and maintained, an account (the "Series 2001-3 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-3 Noteholders. The Series 2001-3 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2001-3 Distribution Account. If the Series 2001-3

Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Series 2001-3 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and transfer all cash and investments from the non-qualifying Series 2001-3 Distribution Account into the new Series 2001-3 Distribution Account. Initially, the Series 2001-3 Distribution Account will be established with the Trustee.

      (b) Administration of the Series 2001-3 Distribution Account. The Servicer shall instruct in writing the institution maintaining the Series 2001-3 Distribution Account to invest funds on deposit in the Series 2001-3 Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2001-3 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. The Trustee shall hold, for the benefit of the Series 2001-3 Noteholders and the Servicer, possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (i) of the definition thereof from the time of purchase thereof until the time of maturity.

      (c) Earnings from Series 2001-3 Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee in writing with respect to the investment of funds on deposit in the Series 2001-3 Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 2001-3 Distribution Account shall be deemed to be available and on deposit for distribution.

      (d) Series 2001-3 Distribution Account Constitutes Additional Collateral for Series 2001-3 Notes. In order to secure and provide for the repayment and payment of the TFFC Obligations with respect to the Series 2001-3 Notes, TFFC hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2001-3 Noteholders, all of TFFC's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Series 2001-3 Distribution Account;
(ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2001-3 Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with moneys in the Series 2001-3 Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Series 2001-3 Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2001-3 Distribution Account and in all proceeds thereof. The Series 2001-3 Distribution Account Collateral shall be under the sole dominion and control of the Trustee for the benefit of the Series 2001-3 Noteholders.

      Section 4.9 Subordination of Class B Notes and Class C Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes and the Class C Notes will be subordinate in all respects to the Class A Notes and the Class C Notes will be subordinate in all respects to the Class B Notes. No payments on account of principal shall be made with respect to the Class B Notes or the Class C Notes until the Class A

Notes have been paid in full and no payments on account of interest shall be made with respect to the Class B Notes or Class C Notes until all payments of interest then due and payable with respect to the Class A Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A Deficiency Amounts) have been paid in full. No payments on account of principal shall be made with respect to the Class C Notes until the Class A and Class B Notes have been paid in full and no payments on account of interest shall be made with respect to the Class C Notes until all payments of interest then due and payable with respect to the Class A and Class B Notes (including, without limitation, all accrued interest, all interest accrued on such accrued interest, and all Class A and Class B Deficiency Amounts) have been paid in full.

      Section 4.10 Application of Cash Liquidity Amount; Allocation of Certain Amounts to Interest.

      (a) Application of Cash Liquidity Amount. Notwithstanding anything to the contrary contained herein or in any other Related Document, funds in an amount not less than the Cash Liquidity Amount shall at all times, except as specified in this Section 4.10, be retained in the Series 2001-3 Cash Liquidity Account, and such retained funds (i) shall not be used to pay the principal amount of other Series or to finance or acquire Vehicles pursuant to Section 4.2(f)(A) or otherwise, (ii) shall not be transferred to the Budget Interest Account, and
(iii) shall not be used to pay interest or principal on the Series 2001-3 Notes pursuant to Sections 4.3 through 4.6. Except as specified in this Section, upon the occurrence and during the continuance of an Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) with respect to Budget or a Substantial Lessee, upon the commencement of and during the related Insolvency Period or after the occurrence of another Liquidity Event, funds that have been retained in the Series 2001-3 Cash Liquidity Account pursuant to this Section 4.10 may be used to pay the following amounts in the following priority: interest in respect of the Class A Notes, interest in respect of the Class B Notes, interest in respect of the Class C Notes, the payment of up to $500,000 in legal fees and disbursements provided for in Section 4.3(a) of this Supplement and the fees of any successor Servicer provided for in Section 4.3(b) of this Supplement then currently due and payable, pursuant to the Base Indenture as supplemented by this Supplement, in respect of the Series 2001-3 Notes; provided, however, upon a Liquidity Event (other than a Liquidity Event related to a Bankruptcy Event of Budget or a Substantial Lessee) the use of the Cash Liquidity Amount to pay such amounts shall be limited as set forth Sections 4.4(a), (b) and (c).

      (b) Allocation of Certain Amounts to Interest. Notwithstanding anything to the contrary set forth in the Indenture, for (i) the period beginning on the date of the occurrence of any Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) and ending on the earlier of (x) the date that is nine months after the occurrence of an Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) with respect to Budget or a Substantial Lessee and (y) the date on which the underlying case, application or petition with respect to such Event of Bankruptcy is withdrawn or dismissed or any stay thereunder in respect of the Trustee is lifted (any such period, an "Insolvency Period") or (ii) the period beginning on the date of the occurrence of another Liquidity Event and continuing while such Liquidity Event remains uncured, all Disposition Proceeds, Guaranteed Payments and Repurchase Prices received by the Issuer or the Trustee (including by deposit into the Series 2001-3 Collection Account) during the period from and including the date of such occurrence to but excluding the 30th day thereafter, in an amount not to exceed the Liquidity Event Reallocated Amount, shall be deposited into the Series 2001-3 Cash Liquidity Account and shall be allocated and distributed solely as amounts on deposit in the Series 2001-3 Cash Liquidity Account are allocated pursuant to this Supplement. Upon the expiration of the period described in clauses (i) and (ii) of this Section 4.10(b), Disposition Proceeds, Guaranteed Payments and Repurchase Prices shall be allocated and distributed in accordance with this Article 4 (exclusive of this Section 4.10(b)).

      (c) Calculation of Permitted Principal Draw Amount and Accumulated Principal Draw Amount. Upon the occurrence of any Event of Bankruptcy (without giving effect to any grace period granted in the definition thereof set forth in the Base Indenture) with respect to Budget or any other Liquidity Event, the Servicer shall calculate the Available Draw Amount as of the date of the occurrence of such Event of Bankruptcy or such other Liquidity Event, as the case may be, and thereafter, on each Business Day, and following each draw under the Series 2001-3 Letter of Credit pursuant to Section 4.11 of this Supplement, until the termination of the related Insolvency Period or cure of the related Liquidity Event, as applicable, the Servicer shall calculate the Permitted Principal Draw Amount then in effect, and shall inform the Trustee of such amount. Following each draw on the Series 2001-3 Letter of Credit after a Liquidity Event, the Servicer shall calculate the Accumulated Principal Draw Amount after giving effect to such draw, and shall promptly inform the Trustee in writing of such amount.

      (d) Funding of Cash Liquidity Account. If at any time the Trustee shall determine that, for the first time since the Series 2001-3 Closing Date, (i) the Cash Liquidity Amount has become greater than $0, or (ii) an Insolvency Period Commencement Date or another Liquidity Event shall have occurred, the Trustee shall deposit into the Series 2001-3 Cash Liquidity Account any Group V Collections that are required to be deposited therein pursuant to Article 4 of this Supplement, and shall at all times when required by this Supplement make withdrawals from the Series 2001-3 Cash Liquidity Account in the amounts and at times required under Article 4 of this Supplement.

      Section 4.11 Draw on Letter of Credit. (a) (a) On or before the second Business Day prior to each Distribution Date, the Servicer shall notify the Trustee pursuant to the Group V Lease of the amount of the Series 2001-3 Lease Payment Deficit.

      (b) So long as the Letter of Credit shall not have been terminated, on any Distribution Date on which a Series 2001-3 Lease Payment Deficit exists as indicated in a notice delivered to the Trustee in accordance with subsection (a) above or on the Monthly Servicer's Report, the Trustee shall, by 1:00 p.m. (New York City time) on such Distribution Date, draw on the Letter of Credit by presenting a draft in the amount equal to the least of (i) the Series 2001-3 Lease Payment Deficit, (ii) the Available Funds Shortfall and (iii) the Series 2001-3 Letter of Credit Amount on such Business Day accompanied by a Certificate of Credit Demand in the form of Annex A to the Letter of Credit. The proceeds of such draw shall be deposited in the Series 2001-3 Distribution Account to the extent of the sum of any Class A Note Interest Shortfall and (subject to Section 4.5(a)(i)) any Class A Note Principal Shortfall and any remaining proceeds of such draw shall be deposited in the Series 2001-3 Distribution Account to the extent of the sum of any Class B Note Interest Shortfall and (subject to Section 4.5(b)(i)) any Class B Principal


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
Shortfall and any remaining proceeds of such draw shall be deposited in the Series 2001-3 Distribution Account to the extent of the sum of any Class C Note Interest Shortfall and (subject to Section 4.5(c)(i)) any Class C Principal Shortfall and any remaining proceeds of such draw shall be deposited in the Series 2001-3 Cash Liquidity Account.

      (c) So long as the Letter of Credit shall not have been terminated, on any Distribution Date on which (x) Budget fails to make full and timely payment under the Demand Note after receipt of a demand for payment thereunder pursuant to Section 4.12 hereof, (y) a demand for payment by Budget under the Demand Note could be made pursuant to Section 4.12 hereof but is prevented from being made as a result of the operation of any bankruptcy or insolvency law or (z) a payment made by Budget under the Demand Note pursuant to Section 4.12 hereof has been avoided and recovered pursuant to Sections 547 and 550 of Title 11 of the United States Code on or before such date, the Trustee may, by 1:00 p.m. (New York City time) on such Distribution Date, draw on the Letter of Credit by presenting a draft in the amount equal to the lesser of (i) the unpaid amount in the case of clause (x) above, the amount of the stayed demand for payment in the case of clause (y) above or the amount avoided and recovered in the case of clause (z) above and (ii) the Series 2001-3 Letter of Credit Amount on such Business Day accompanied by a Certificate of Credit Demand in the form of Annex A to the Letter of Credit. The proceeds of such draw shall be deposited in the Series 2001-3 Distribution Account.

      Section 4.12 Draw on the Demand Note. On each Determination Date, the Servicer shall determine the aggregate amount, if any, of Disposition Losses that have occurred during the Related Month. In the event that all Disposition Losses occurring during such Related Month exceed the amount of all Recoveries received during such Related Month, the Servicer shall, at or before 12:30 p.m. (New York City time) on such Determination Date, notify the Trustee of the aggregate amount of such net Disposition Losses (the "Net Disposition Losses") and the portion thereof constituting Series 2001-3 Disposition Losses, and the Trustee shall, prior to 5:00 p.m. (New York City time) on such date, as specified in such notice from the Servicer, transmit to Budget a demand for payment (each, a "Demand Notice") under the Demand Note in the amount of the lesser of (x) the outstanding amount of such Demand Note and (y) the portion of such Series 2001-3 Disposition Losses for the Related Month which, pursuant to
Section 4.2(e), are allocated to a draw on the Demand Note, in each case such payment to be made prior to the next succeeding Distribution Date by deposit of funds into the Series 2001-3 Distribution Account in the specified amount for application pursuant to Section 4.4(a), (b) and (c) and Section 4.5(a),(b) and
(c), as necessary.

      Section 4.13 Series 2001-3 Cash Collateral Account.

      (a) Establishment of Series 2001-3 Cash Collateral Account. In the event that (i) prior to the date which is 30 days prior to the Series 2001-3 Letter of Credit Expiration Date there shall not have been appointed a successor Letter of Credit Provider or, in the alternative, credit enhancement for the Lease payments to be made by the Lessees and for Budget's obligations under the Demand Note shall not have otherwise been provided, in each case, as permitted under the Indenture, or (ii) the Trustee receives notice from Budget informing the Trustee of the pending termination of the Letter of Credit or upon the downgrade of the Letter of Credit Provider's short-term debt credit rating below "A-1" by Standard & Poor's, "P-1" by Moody's or "F-1" by Fitch then the Trustee shall establish and maintain in the name of the


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
Trustee for the benefit of the Secured Parties, or cause to be established and maintained, an account (the "Series 2001-3 Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2001-3 Noteholders. The Series 2001-3 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2001-3 Cash Collateral Account.

      (b) Deposits into the Series 2001-3 Cash Collateral Account.

            (i) Upon the establishment of the Series 2001-3 Cash Collateral Account, the Trustee shall draw on the Letter of Credit, and deposit in the Series 2001-3 Cash Collateral Account, an amount equal to the lesser of (x) the Letter of Credit Amount immediately prior to such draw and (y) the outstanding principal amount of the Series 2001-3 Notes. Once established, the Series 2001-3 Cash Collateral Account will serve in all respects as a replacement for and equivalent of the Letter of Credit. Following the establishment of the Series 2001-3 Cash Collateral Account, references herein to draws on the Letter of Credit shall be construed to refer to withdrawals from the Series 2001-3 Cash Collateral Account. When required to make a draw under the Letter of Credit, the Trustee shall make such draw from the Series 2001-3 Cash Collateral Account in the amount and at such time as a draw would have been made under the Letter of Credit.

            (ii) Subject to Section 2.3 of the Letter of Credit Reimbursement Agreement, funds on deposit in the Series 2001-3 Cash Collateral Account may be invested in Permitted Investments by the Trustee at the written direction of Budget (and Budget hereby (A) appoints the Letter of Credit Provider to act as its agent and give such written directions to the Trustee and (B) authorizes the Trustee to accept and act upon such written directions as if they were provided to the Trustee directly from Budget (provided that the Letter of Credit Provider shall not incur any liability in giving or failing to give any such written directions)); provided, however, that for purposes of determining the availability of funds or balances in the Series 2001-3 Cash Collateral Account under the Base Indenture such investment earnings shall be excluded to the extent that the aggregate funds or balances in the Series 2001-3 Cash Collateral Account exceed the Required Letter of Credit Amount. Funds on deposit in the Series 2001-3 Cash Collateral Account (other than certain earnings on Permitted Investments as specified in the preceding sentence) shall be available to be applied against the Series 2001-3 Lease Payment Deficits until the Series 2001-3 Notes have been paid in full. After all distributions required to be made on a Distribution Date have been made, the Trustee shall withdraw from the Series 2001-3 Cash Collateral Account an amount equal to the lesser of (a) the amount of investment earnings during the Related Month with respect to funds or balances on deposit in the Series 2001-3 Cash Collateral Account and (b) the amount by which the funds or balances on deposit in the Series 2001-3 Cash Collateral Account exceed the Required Letter of Credit Amount and deposit such funds and balances so withdrawn into the Budget Distribution Account unless the Trustee has received written notice from the Letter of Credit Provider stating that Budget and/or the Lessees have not reimbursed the Letter of Credit Provider in full in respect of the draw made by the Trustee under the Letter of Credit to fund the Series 2001-3 Cash Collateral


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
      Account, in which case, the Trustee shall (and Budget on behalf of itself and the other Lessees hereby directs the Trustee to) pay over, on behalf of Budget and/or the Lessees, such funds and balances so withdrawn to the Letter of Credit Provider in an amount not to exceed such unreimbursed amount as specified by the Letter of Credit Provider in such written notice and the Trustee shall place any funds and balances so withdrawn in excess of such unreimbursed amount into the Budget Distribution Account.

      Section 4.14 [RESERVED].

      Section 4.15 Deficiencies in Payments. Notwithstanding anything in this Supplement or the Base Indenture to the contrary, and notwithstanding the prior distribution to the Class A Noteholders, the Class B Noteholders or the Class C Noteholders of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount of any such Class, any deficiency in payment to the Noteholders of such Class of the full principal amount of the Notes of such Class and any accrued and unpaid interest thereon (i) shall remain due and shall be payable on each Distribution Date to the Noteholders, first to the Class A Noteholders, then to the Class B Noteholders, and then to the Class C Noteholders, to the extent of the sufficiency of recoveries, proceeds, or other assets of the Issuer allocable at any time to the Series 2001-3 Notes, and (ii) any deficiency in such full principal amount and accrued unpaid interest thereon shall be paid before any distribution in any period of any amounts in respect of the Budget Interest.

                                    ARTICLE 5

                                   [RESERVED]

                                    ARTICLE 6

                               AMORTIZATION EVENTS

      In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 2001-3 Notes:

            (a) a Series 2001-3 Credit Support Deficiency shall occur and exist for more than one (1) Business Day unless during such one (1) Business Day period the Issuer or the Servicer shall have cured the Series 2001-3 Credit Support Deficiency in accordance with the terms and conditions of this Supplement;

            (b) if (i) interest is not paid on any outstanding Series 2001-3 Note on any Distribution Date, and remains unpaid for five (5) days or
      (ii) all principal and interest of the Class A Notes, the Class B Notes or the Class C Notes is not paid in full on or before the Class A Expected Final Distribution Date, the Class B Expected Final Distribution Date or the Class C Expected Final Distribution Date, as applicable;


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
            (c) unless (i) the inclusion of the Series 2001-3 Letter of Credit Amount in the Series 2001-3 Credit Support Amount is not necessary for the Series 2001-3 Credit Support Amount to equal or exceed the Series 2001-3 Minimum Credit Support Amount, or (ii) the Series 2001-3 Cash Collateral Account shall theretofore have been funded to the full extent required, the Letter of Credit shall not be in full force and effect and no substitute credit enhancement shall have been obtained;

            (d) from and after the funding of the Series 2001-3 Cash Collateral Account, the Series 2001-3 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than the Lien of the Trustee under the Indenture);

            (e) unless (i) the inclusion of the Series 2001-3 Letter of Credit Amount in the Series 2001-3 Credit Support Amount is not necessary for the Series 2001-3 Credit Support Amount to equal or exceed the Series 2001-3 Minimum Credit Support Amount, or (ii) the Series 2001-3 Cash Collateral Account shall theretofore have been funded to the full extent required, an Event of Bankruptcy shall have occurred with respect to the Letter of Credit Provider or the Letter of Credit Provider shall repudiate the Letter of Credit or refuse to honor a proper draw thereon;

            (f) the Minimum Liquidity Amount shall exceed the sum of the Cash Liquidity Amount on deposit in the Series 2001-3 Cash Liquidity Account and the Series 2001-3 Letter of Credit Amount for a period of 14 days;

            (g) any Related Document is not in full force and effect, or the Issuer, Budget or the Servicer so asserts in writing;

            (h) one or more Lessee Partial Wind-Down Events occur and are continuing under the Group V Lease with respect to Lessees which, in the aggregate, lease Group V Vehicles having an aggregate Net Book Value exceeding 10 % of the Net Book Value of all Group V Vehicles at the time of such occurrence; or

            (i) during any Interest Period after a LIBOR Determination Date on which LIBOR equals or exceeds 7.50%, the Issuer shall fail to maintain the Interest Rate Cap in full force and effect or obtain a replacement therefor under the provisions of the Interest Rate Cap and such failure to maintain the Interest Rate Cap or obtain a replacement therefor continues for a period of 30 days.

      In the case of any event described in clauses (a) through (f) and (i) above, an Amortization Event will be deemed to have occurred with respect to the Series 2001-3 Notes without notice or other action on the part of the Trustee or any holders of the Series 2001-3 Notes. In the case of any event described in clauses (g) and (h) above, an Amortization Event shall be deemed to have occurred with respect to the Series 2001-3 Notes only if, after any applicable grace period described in such clauses, either the Trustee, by written notice to the Issuer, or the Required Noteholders with respect to the Series 2001-3 Notes, by written notice to the Issuer and the Trustee, declare that, as of the date of such notice, an Amortization Event has occurred.


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
      The occurrence of the event described in clause (a) or (f) above shall also be a Series 2001-3 Limited Liquidation Event of Default unless (x) during the thirty (30) day period after the occurrence thereof the Issuer or the Servicer shall have cured such event and (y) the Rating Agencies shall have notified the Issuer, Budget and the Trustee in writing that after the cure of such event is provided for, the Series 2001-3 Notes will receive the same ratings from the Rating Agencies as they received prior to the occurrence of such event.

                                    ARTICLE 7

                           FORM OF SERIES 2001-3 NOTES

      Section 7.1 Class A Notes.

      (a) Restricted Global Class A Note. Class A Notes to be issued in the United States will be issued in book-entry form of and represented by a permanent global Class A Note in fully registered form without interest coupons (the "Restricted Global Class A Note"), substantially in the form set forth in Exhibit A-l hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by TFFC and authenticated by the Trustee in the manner set forth in
Section 2.4 of the Base Indenture.

      (b) Temporary Global Class A Note; Permanent Global Class A Note. Class A Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a temporary global Class A Note in registered form without interest coupons, substantially in the form of Exhibit A-2 hereto (the "Temporary Global Class A Note"), which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a permanent global Class A Note in registered form without interest coupons, substantially in the form of Exhibit A-3 hereto (the "Permanent Global Class A Note"), in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A Note will be exchangeable for definitive Class A Notes in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

      Section 7.2 Class B Notes.

      (a) Restricted Global Class B Note. Class B Notes to be issued in the United States will be issued in book-entry form of and represented by a permanent global Class B Note in fully


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
registered form without interest coupons (the "Restricted Global Class B Note"), substantially in the form set forth in Exhibit B-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

      (b) Temporary Global Class B Note; Permanent Global Class B Note. Class B Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the United States Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a temporary global Class B Note in registered form without interest coupons, substantially in the form of Exhibit B-2 hereto (the "Temporary Global Class B Note"), which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class A Note will be exchangeable, in whole or in part, for interests in a permanent global Class B Note in registered form without interest coupons, substantially in the form of Exhibit B-3 hereto (the "Permanent Global Class B Note"), in accordance with the provisions of such Temporary Global Class B Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class B Note will be exchangeable for definitive Class B Notes in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture.

      Section 7.3 Class C Notes.

      (a) Restricted Global Class C Note. Class C Notes to be issued in the United States will be issued in book-entry form of and represented by a permanent global Class C Note in fully registered form without interest coupons (the "Restricted Global Class C Note"), substantially in the form set forth in Exhibit C-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Class C Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by TFFC and authenticated by the Trustee in the manner set forth in
Section 2.4 of the Base Indenture.

      (b) Temporary Global Class C Note; Permanent Global Class C Note. Class C Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the United States Securities Act, as provided in the applicable placement agreement, and shall initially be issued in the form of a temporary global Class C Note in registered form without interest coupons, substantially in the form of

Exhibit C-2 hereto (the "Temporary Global Class C Note"), which shall be deposited on behalf of the purchasers of the Class C Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Clearstream, duly executed by TFFC and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Class C Note will be exchangeable, in whole or in part, for interests in a permanent global Class C Note in registered form without interest coupons, substantially in the form of Exhibit C-3 hereto (the "Permanent Global Class C Note"), in accordance with the provisions of such Temporary Global Class C Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class C Note will be exchangeable for definitive Class C Notes in accordance with the provisions of such Permanent Global Class C Note and the Base Indenture.

      Section 7.4 Issuances of Additional Notes. (a) From time to time during the Series 2001-3 Revolving Period, TFFC may, subject to the conditions set forth in clause (b) below, issue Additional Notes which will be identical in all respects to the other Series 2001-3 Notes of the corresponding Class and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction. The initial principal amount of all Additional Notes shall be allocated pro rata among the Class A Notes, the Class B Notes and the Class C Notes (based on the outstanding Invested Amount of each such Class) and the Class A Invested Amount (and Aggregate Principal Balance), the Class B Invested Amount (and Aggregate Principal Balance) and the Class C Invested Amount (and Aggregate Principal Balance) will be increased accordingly.

      (b) Additional Notes may be issued only upon satisfaction of the following conditions: (i) after giving effect to the issuance of such Additional Notes, no Series 2001-3 Credit Support Deficiency or Asset Amount Deficiency will exist,
(ii) the Trustee shall have received confirmation from each Rating Agency rating the Series 2001-3 Notes that the issuance of such Additional Notes will not result in the reduction or withdrawal of the rating of any class of Series 2001-3 Notes, (iii) the excess of the principal amount of the Additional Notes over their issue price will not exceed the maximum amount permitted under the Code without the creation of original issue discount; (iv) the Trustee shall have received an opinion of counsel to the effect that (A) the Additional Notes will be characterized as indebtedness of the Issuer for federal income tax purposes, (B) subject to the considerations applicable to each Class A Noteholder, Class B Noteholder and Class C Noteholder, the Class A Notes, the Class B Notes and the Class C Notes will not be subject to the Florida intangible personal property tax and (C) the issuance of the Additional Notes will not adversely affect the characterization of the Series 2001-3 Notes (or any class thereof) as debt and (v) no Amortization Event (or event which, with the passage of time, the giving of notice, or both, would become an Amortization Event) shall have occurred, which is continuing or would result from the issuance of such Additional Notes.

      Section 7.5 Denominations. The Class A Notes, Class B Notes and Class C Notes shall be in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

      Section 7.6 Transfer and Exchange. The provisions of Article 2 of the Base Indenture regarding the Notes shall continue to apply irrespective of the issuance of the Series 2001-3 Notes. Section 2.9 of the Base Indenture shall be read in its entirety as provided in the Base

Indenture, provided that for purposes of the Series 2001-3 Notes, clauses
(a)(vii) and (a)(viii) of Section 2.9 of the Base Indenture shall be modified, as they apply to the Series 2001-3 Notes, as permitted by Section 12.1(f) of the Base Indenture and shall read as follows:

            (vii) Temporary Global Note to Restricted Global Note. If, on or after the Exchange Date, a holder of a beneficial interest in the Temporary Global Note registered in the name of DTC or its nominee wishes to exchange its interest in such Temporary Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Temporary Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of (1) instructions from Euroclear or Clearstream or DTC, as the case may be, directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the beneficial interest in the Temporary Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member's account with DTC to be credited with such increase and information regarding the agent member's account with DTC to be debited with such decrease, and (2) a certificate in the form of Exhibit A-5 attached to the Base Indenture given by the holder of such beneficial interest and stating that the Person transferring such interest in the Temporary Global Note reasonably believes that the Person acquiring such interest in the Restricted Global Note is a Qualified Institutional Buyer and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Trustee, as the case may be, shall instruct DTC to reduce the Temporary Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be exchanged or transferred, and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Temporary Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Temporary Global Note. Prior to the Exchange Date, an interest in the Temporary Global Note may not be transferred for an interest in the Restricted Global Note.

            (viii) Permanent Global Note to Restricted Global Note. If, on or after the Exchange Date, a holder of a beneficial interest in the Permanent Global Note registered in the name of DTC or its nominee wishes to exchange its interest in such Permanent Global Note for an interest in the Restricted Global Note, or to transfer its interest in such Permanent Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and DTC, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Global Note. Upon receipt by the Transfer Agent of (1) instructions from Euroclear or Clearstream or DTC, as the case may be, directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Note equal to the


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
      beneficial interest in the Permanent Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member's account with DTC to be credited with such increase and information regarding the agent member's account with DTC to be debited with such decrease, and (2) a certificate in the form of Exhibit A-6 attached to the Base Indenture given by the holder of such beneficial interest and stating that the Person transferring such interest in the Permanent Global Note reasonably believes that the Person acquiring such interest in the Restricted Global Note is a Qualified Institutional Buyer and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Trustee, as the case may be, shall instruct DTC to reduce the Permanent Global Note by the aggregate principal amount of the beneficial interest in the Permanent Global Note to be exchanged or transferred, and the Transfer Agent shall instruct DTC, concurrently with such reduction, to increase the principal amount of the Restricted Global Note by the aggregate principal amount of the beneficial interest in the Permanent Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Note equal to the reduction in the principal amount of the Permanent Global Note.

      (b) "Exhibit A-6" shall be added to the Base Indenture, as it applies to the Series 2001-3 Notes, as permitted by Section 12.1(f) of the Base Indenture and shall read as set forth on Exhibit E hereto.

                                    ARTICLE 8

                                     GENERAL

      (a) Repurchase. The Class A Notes are subject to repurchase by the Issuer in whole, but not in part, on any Distribution Date. The Class B Notes are subject to repurchase by the Issuer in whole, but not in part, on any Distribution Date on or after which the Class A Notes have been paid in full. The Class C Notes are subject to repurchase by the Issuer in whole, but not in part, on any Distribution Date on or after which the Class B Notes have been paid in full. The purchase price for any such repurchase of Series 2001-3 Notes shall equal the Aggregate Principal Balance of such Notes (determined after giving effect to any payment of principal and interest on such Distribution
Date), plus accrued and unpaid interest on such Aggregate Principal Balance, plus, if applicable, a prepayment premium pursuant to Section 8(a)(i), (ii) or
(iii).

            (i) Class A Prepayment Premium. A prepayment premium (the "Class A Prepayment Premium") shall be payable to the holders of the Class A Notes upon any repurchase of the Class A Notes by the Issuer when the Aggregate Principal Balance of such Class A Notes on the date of such repurchase is greater than 10% of the Class A Initial Invested Amount. The Class A Prepayment Premium shall equal the amount of interest that would have accrued on the Aggregate Principal Balance of the Class A Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class A Notes, (ii) the Class A Noteholders are paid the Class A Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the

      Distribution Date on which such repurchase is effected and ending on the Class A Expected Final Distribution Date, and (iii) interest accrues on such Class A Notes at a rate equal to 0.90%), discounted to present value to such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 0.90%.

            (ii) Class B Prepayment Premium. A prepayment premium (the "Class B Prepayment Premium") shall be payable to the holders of the Class B Notes upon any repurchase of the Class B Notes by the Issuer when the Aggregate Principal Balance of such Class B Notes on the date of such repurchase is greater than 10% of the Class A Initial Invested Amount. The Class B Prepayment Premium shall equal the amount of interest that would have accrued on the Aggregate Principal Balance of the Class B Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class B Notes, (ii) the Class B Noteholders are paid the Class B Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class B Expected Final Distribution Date, and
      (iii) interest accrues on such Class B Notes at a rate equal to 1.18%), discounted to present value to such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 1.18%.

            (iii) Class C Prepayment Premium. A prepayment premium (the "Class C Prepayment Premium") shall be payable to the holders of the Class C Notes upon any repurchase of the Class C Notes by the Issuer when the Aggregate Principal Balance of such Class C Notes on the date of such repurchase is greater than 10% of the Class C Initial Invested Amount. The Class C Prepayment Premium shall equal the amount of interest that would have accrued on the Aggregate Principal Balance of the Class C Notes so prepaid (assuming that (i) no Amortization Event occurs with respect to the Class C Notes, (ii) the Class C Noteholders are paid the Class C Controlled Distribution Amount on each of the scheduled Distribution Dates for the period commencing with the Distribution Date on which such repurchase is effected and ending on the Class C Expected Final Distribution Date, and
      (iii) interest accrues on such Class C Notes at a rate equal to 2.93%), discounted to present value to such Distribution Date at a rate equal to LIBOR in effect on such Distribution Date plus 2.93%.

      (b) Payment of Rating Agency Fees. TFFC agrees and covenants with the Servicer to pay all reasonable fees and expenses of the Rating Agencies and to promptly provide all documents and other information that the Rating Agencies may reasonably request.

      (c) Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1:   Form of Restricted Global Class A Note
Exhibit A-2:   Form of Temporary Global Class A Note
Exhibit A-3:   Form of Permanent Global Class A Note
Exhibit B-1:   Form of Restricted Global Class B Note
Exhibit B-2:   Form of Temporary Global Class B Note
Exhibit B-3:   Form of Permanent Global Class B Note
Exhibit C-1:   Form of Restricted Global Class C Note
Exhibit C-2:   Form of Temporary Global Class C Note
Exhibit C-3:   Form of Permanent Global Class C Note
Exhibit D:     Form of Consent
Exhibit E:     Exhibit A-6 to Base Indenture: Form of Transfer
               Certificate (Permanent Global Note to Restricted
               Global Note)

      (d) Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

      (e) Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      (f) GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

      (g) Amendments. (i) This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the Aggregate Principal Balance of the Series 2001-3 Notes affected thereby (including for purposes of determining such aggregate principal amount, the Aggregate Principal Balances of the Class A Notes, the Class B Notes and the Class C Notes, but excluding for purposes of such calculation any Series 2001-3 Notes held by Budget or any Affiliate thereof); and, provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that affects only one class (or group of classes) of Notes (and does not affect in any material respect, as evidenced by an opinion of Counsel to such effect, the other classes, as applicable), then such requirement shall be satisfied if such amendment or modification is consented to by the Noteholders representing more than 50% of the aggregate outstanding principal amount of the affected class (or group of classes), but excluding for purposes of such calculation any Series 2001-3 Notes held by Budget or any Affiliate thereof, without the necessity of obtaining the consent of the Required Noteholders in respect of the other classes, as applicable. In addition, the Series 2001-3 Supplement may be amended or modified from time to time, without the consent of any Noteholder but with the consent of the Issuer, Budget and the Trustee and written confirmation of the then current ratings on the Series 2001-3 Notes from the Rating Agencies to amend the following definitions: "Measurement Month," "Measurement Month Average" and "Market Value Adjustment Percentage" and to make changes related to such amendments. TFFC shall deliver to each Rating Agency notice of any such amendment to this Supplement.

            (ii) Notwithstanding the foregoing and anything to the contrary in the Base Indenture, this Supplement and the Group V Lease may be amended without the consent of the Series 2001-3 Noteholders to provide for the leasing of vehicles under the Group V Lease of a type not provided for as of the Series 2001-3 Issuance Date; provided that (A) TFFC shall have delivered to the Trustee Rating Agency Confirmation with respect to such amendments, (B) no Amortization Event then exists or will result from such amendment or from the leasing of such vehicles under the Group V Lease and
      (C) the Letter of Credit Provider shall have consented in writing to such amendments and to the leasing of such vehicles under the Group V Lease.

            (iii) Discharge of Indenture. Notwithstanding anything to the contrary contained in the Base Indenture, (x) no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2001-3 Notes without the consent of the Required Noteholders and (y) the Indenture shall terminate no earlier than the date that is one year and one day after the latest date on which Budget pays a demand under the Demand Note.

      (h) Servicer. The Servicer represents and warrants that it will perform all of its servicing functions as set forth in Section 4 of the Base Indenture.

      (i) Tax Opinion. No State of Virginia tax opinion is required to be rendered in connection with the issuance of the Series 2001-3 Notes.

      IN WITNESS WHEREOF, TFFC, the Servicer, Budget, as Budget Interestholder, and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    TEAM FLEET FINANCING CORPORATION


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BUDGET GROUP, INC., as Servicer


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BUDGET GROUP, INC., as Budget Interestholder


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    BANKERS TRUST COMPANY, as Trustee


                                    By:_________________________________________
                                       Name:
                                       Title:

                                   Schedule 1

                        Maximum Manufacturer Percentages

Eligible                      Eligible Type II
Repurchase Manufacturers      Repurchase Manufacturers      Maximum Percentage
------------------------      ------------------------      ------------------

Ford                                                        100%

Toyota                                                      100%

DaimlerChrysler                                             100%

                                    Nissan                  30%

                                    Hyundai                 10%


                                 Schedule 1 -- 1

                                                                     EXHIBIT A-1
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                     FORM OF RESTRICTED GLOBAL CLASS A NOTE

REGISTERED                                                        $[          ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. [         ]
                                                            ISIN NO. [         ]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

--------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     A-1-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_________________________ DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note, at the Class A


                                     A-1-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class A Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _____________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

      The principal of, and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note , or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-1-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By:______________________________________
                                           Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By:______________________________________
                                           Authorized Signature


                                     A-1-4

                            [REVERSE OF CLASS A NOTE]

      This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer"), and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _____________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture." The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class A Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _______________, 2001.

      As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class A Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not


                                     A-1-5
noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

      The Company shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

      As provided in the Indenture, the Class A Notes are subject to repurchase by the Issuer in whole but not in part on any Distribution Date. If on any such Distribution Date, the Aggregate Principal Balance of the Class A Notes is greater than $[____________], a prepayment premium shall be paid as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to
Section 13.18 of the Base Indenture.


                                     A-1-6

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class A Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one or more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture.

      The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights


                                     A-1-7
and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                     A-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:________________________________    _____________________________________*
                                          Signature Guaranteed:

                                          _____________________________________

______________________________________

----------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-9

                                                                     EXHIBIT A-2
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF TEMPORARY GLOBAL CLASS A NOTE

REGISTERED                                                        $[          ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. [         ]
                                                            ISIN NO. [         ]

      THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES ACT OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     A-2-1

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.


                                     A-2-2

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [___________________________DOLLARS] (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 2001-3 Termination Date, which is the [_______________, 2005] Distribution Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note at the Class A Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class A Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from ______________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duty executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn:


                                     A-2-3

Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-2-4

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     A-2-5

                            [REVERSE OF CLASS A NOTE)

      This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of ____________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class A Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ______________, 2001.

      As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class A Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not


                                     A-2-6
noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

      The Company shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

      As provided in the Indenture, the Class A Notes are subject to repurchase by the Issuer in whole but not in part on any Distribution Date. If on any such Distribution Date, the Aggregate Principal Balance of the Class A Notes is greater than $[__________], a prepayment premium shall be paid as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Servicer in its individual capacity, except
(a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to
Section 13.18 of the Base Indenture.


                                     A-2-7

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class A Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one or more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation off such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture.


                                     A-2-8

      The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, societe anonyme ("Clearstream") or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

      On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-3 to the Series 2001-3 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture.

      On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Issuer or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an


                                     A-2-9
increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

      Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Issuer, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuers the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Temporary Global Note.


                                     A-2-10

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

                     Part of principal
                     amount of this      Remaining
                     Temporary Global    Principal amount
                     Note exchanged for  of this Temporary
                     Notes represented   Global Note         Notation made by
                     by a Permanent      following such      or on behalf of
Date exchange made   Global Note         exchange            the Issuer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


                                     A-2-11

                                                                     EXHIBIT A-3
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF PERMANENT GLOBAL CLASS A NOTE

REGISTERED                                                       $[           ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     A-3-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS A NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________________DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A Note shall be due on the Series 2001-3 Termination Date, which is the [_______________, 2005] Distribution Date. However, principal with respect to the Class A Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A Note at the Class A


                                     A-3-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A Note is paid or made available for payment, on the principal amount of this Class A Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class A Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _____________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A Note shall be applied first to interest due and payable on this Class A Note as provided above and then to the unpaid principal of this Class A Note. This Class A Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note , or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-3-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:

                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                             as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     A-3-4

                            [REVERSE OF CLASS A NOTE)

      This Class A Note is one of a duly authorized issue of Class A Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _____________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class A Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class A Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _____________, 2001.

      As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class A Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A Note (or one or more predecessor Class A Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more predecessor Class A Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not


                                     A-3-5
noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee's principal Corporate Trust Office.

      The Company shall pay interest on overdue installments of interest at the Class A Note Rate to the extent lawful.

      As provided in the Indenture, the Class A Notes are subject to repurchase by the Issuer in whole but not in part on any Distribution Date. If on any such Distribution Date, the Aggregate Principal Balance of the Class A Notes is greater than $[___________], a prepayment premium shall be paid as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note, subject to
Section 13.18 of the Base Indenture.


                                     A-3-6

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class A Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class A Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class A Note, agree to treat this Class A Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A Note (or any one or more predecessor Class A Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.


                                     A-3-7

      The term "Company" as used in this Class A Note includes any successor to the Company under the Indenture.

      The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

      Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                     A-3-8

                                                                     EXHIBIT B-1
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                     FORM OF RESTRICTED GLOBAL CLASS B NOTE

REGISTERED                                                     $[             ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     B-1-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [__________________________DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 2001-3 Termination Date, which is the [______________, 2005] Distribution Date. However, principal with request to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note, at the Class B


                                     B-1-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class B Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class B Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _____________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this Class B Note. This Class B Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-1-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     B-1-4

                            [REVERSE OF CLASS B NOTE]

      This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _____________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class B Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class B Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _____________, 2001.

      As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class B Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not


                                     B-1-5
noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office.

      As provided in the Indenture, the Class B Notes are subordinate to the Class A Notes and, accordingly, (i) no payments of principal will be made with respect to this Class B Note until all of the Class A Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class B Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

      As provided in the Indenture, the Class B Notes are subject to repurchase by the Issuer in whole, but not in part on any Distribution Date after which the Class A Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance of the Class B Notes is greater than $[___________], a prepayment premium shall be payable in respect of such Notes as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any


                                     B-1-6
such Person may have expressly agreed and (b) any such Partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class B Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one or more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.


                                     B-1-7

      The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

      The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, fights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                     B-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Class B Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Class B Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________   _____________________________________*
                                          Signature Guaranteed:

                                          _____________________________________
_______________________________________

----------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     B-1-9

                                                                     EXHIBIT B-2
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF TEMPORARY GLOBAL CLASS B NOTE

REGISTERED                                                     $[             ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS TN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     B-2-1

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.


                                     B-2-2

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________________DOLLARS], (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with request to the Class B Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note at the Class B Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class Note outstanding on the preceding Distribution Date (after giving effect to a payments of principal made on the preceding Distribution Date). Interest on this Class B Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _____________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this B Note. This Class B Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn:


                                     B-2-3

Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-2-4

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     B-2-5

                            [REVERSE OF CLASS B NOTE)

      This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _____________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class B Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class B Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 2001.

      As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class B Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in


                                     B-2-6
full of the then remaining unpaid principal amount of this Class B Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust Office.

      As provided in the Indenture, the Class B Notes are subordinate to the Class A Notes and, accordingly, (i) no payments of principal will be made with respect to this Class B Note until all of the Class A Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class B Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

      As provided in the Indenture, the Class B Notes are subject to repurchase by the Issuer in whole, but not in part on any Distribution Date after which the Class A Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance of the Class B Notes is greater than $[_________], a prepayment premium shall be payable in respect of such Notes as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be


                                     B-2-7
fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class B Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that a beneficial owner of this Note is a non U.S. person and providing the Noteholders' name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of Class B Note issued upon the registration of transfer hereof or in


                                     B-2-8
exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

      The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, societe anonyme ("Clearstream") or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

      On or after the date (the "Exchange Date") which is the date that is the 40th Day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit B-3 to the Series 2001-3 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture.

      On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of


                                     B-2-9
this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the issuer or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged,

      Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Issuer, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall, in the absence of manifest effort be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities account.


                                     B-2-10

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

=================================================================================
                     Part of principal
                     amount of this      Remaining
                     Temporary Global    Principal amount
                     Note exchanged for  of this Temporary
                     Notes represented   Global Note         Notation made by
                     by a Permanent      following such      or on behalf of
Date exchange made   Global Note         exchange            the Issuer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


                                     B-2-11

                                                                     EXHIBIT B-3
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF PERMANENT GLOBAL CLASS B NOTE

REGISTERED                                                     $[             ]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS B NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) TN A TRANSACTION TN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OR THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     B-3-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS B NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS B NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________________DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with request to the Class B Note may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B Note at the Class B


                                     B-3-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class B Note is paid or made available for payment, on the principal amount of this Class Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class B Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from __________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof

      The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B Note shall be applied first to interest due and payable on this Class B Note as provided above and then to the unpaid principal of this B Note. This Class B Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note , or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, fights, benefits, obligations, proceeds and duties evidenced hereby and the fights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     B-3-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class B Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     B-3-4

                            [REVERSE OF CLASS B NOTE]

      This Class B Note is one of a duly authorized issue of Class B Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B Note"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of __________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class B Notes are subject to all terms of the Indenture. All terms used in this Class B Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class B Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class B Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing __________, 2001.

      As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class B Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B Note (or one or more predecessor Class B Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments, will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in


                                     B-3-5
fall of the then remaining unpaid principal amount of this Class B Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee's principal Corporate Trust and Agency Group.

      As provided in the Indenture, the Class B Notes are subordinate to the Class A Notes and, accordingly, (i) no payments of principal will be made with respect to this Class B Note until all of the Class A Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class B Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class B Note Rate to the extent lawful.

      As provided in the Indenture, the Class B Notes are subject to repurchase by the Issuer in whole, but not in part, on any Distribution Date after which the Class A Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance of the Class B Notes is greater than $[_________], a prepayment premium shall be payable in respect of such Notes as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be


                                     B-3-6
fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, Insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class B Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class B Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral, The Noteholders, by the acceptance of this Class B Note, agree to treat this Class B Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that a beneficial owner of this Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B Note (or any one of more predecessor Class B Notes) shall be conclusive and binding upon such Holder and upon all future Holders of


                                     B-3-7
this Class B Note and of Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class B Note includes any successor to the Company under the Indenture.

      The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, fights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

      Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                     B-3-8

                                                                     EXHIBIT C-1
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                     FORM OF RESTRICTED GLOBAL CLASS C NOTE

REGISTERED                                                        $[__________]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OR THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     C-1-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [__________________________DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with request to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note, at the Class C


                                     C-1-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from __________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this C Note. This Class C Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     C-1-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     C-1-4

                            [REVERSE OF CLASS C NOTE]

      This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class C Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class C Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ___________, 2001.

      As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments, will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in


                                     C-1-5
full of the then remaining unpaid principal amount of this Class C Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office.

      As provided in the Indenture, the Class C Notes are subordinate to the Class A Notes and the Class B Notes and, accordingly, (i) no payments of principal will be made with respect to this Class C Note until all of the Class A Notes and the Class B Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class C Note on any given date until all payments of interest under any of the Class A Notes and the Class B Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

      As provided in the Indenture, the Class C Notes are subject to repurchase by the Issuer in whole, but not in part on any Distribution Date on or which the Class A and Class B Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance is greater than $[__________], a prepayment premium shall be payable as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any


                                     C-1-6
such Person may have expressly agreed and (b) any such Partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class C Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.


                                     C-1-7

      The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

      The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                     C-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                         (name and address of assignee)

the within Class C Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said Class C Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________________     _______________________________________*
                                        Signature Guaranteed:

                                        _______________________________________

___________________________________

----------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     C-1-9

                                                                     EXHIBIT C-2
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF TEMPORARY GLOBAL CLASS C NOTE

REGISTERED                                                        $[__________]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OR THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     C-2-1

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CLEARSTREAM.


                                     C-2-2

                        TEAM FLEET FINANCING CORPORATION

              FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________________DOLLARS], (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with request to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn:


                                     C-2-3

Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     C-2-4

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     C-2-5

                            [REVERSE OF CLASS C NOTE]

      This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class C Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class C Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________, 2001.

      As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in


                                     C-2-6
full of the then remaining unpaid principal amount of this Class C Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust Office.

      As provided in the Indenture, the Class C Notes are subordinate to the Class A Notes and Class B Notes and, accordingly, (i) no payments of principal will be made with respect to this Class C Note until all of the Class A Notes and Class B Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class C Note on any given date until all payments of interest under any of the Class A Notes and Class B Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

      As provided in the Indenture, the Class C Notes are subject to repurchase by the Issuer in whole, but not in part on any Distribution Date on or after which the Class A and Class B Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance is greater than $[_________], a prepayment premium shall be payable as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any


                                     C-2-7
such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class C Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that a beneficial owner of this Note is a non U.S. person and providing the Noteholders' name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of


                                     C-2-8
this Class C Note and of Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

      The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, fights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Clearstream Banking, societe anonyme ("Clearstream") or Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

      On or after the date (the "Exchange Date") which is the date that is the 40th Day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit C-3 to the Series 2001-3 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global
Note in respect of which there shall have been presented to the Trustee by Euroclear or Clearstream a certificate, substantially in the form set out in Exhibit F to the Base Indenture, to the effect that it has


                                     C-2-9
received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit G to the Base Indenture.

      On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Issuer. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the issuer or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

      Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Issuer, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Clearstream shall in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities account.


                                     C-2-10

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

=================================================================================
                     Part of principal
                     amount of this      Remaining
                     Temporary Global    Principal amount
                     Note exchanged for  of this Temporary
                     Notes represented   Global Note         Notation made by
                     by a Permanent      following such      or on behalf of
Date exchange made   Global Note         exchange            the Issuer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


                                     C-2-11

                                                                     EXHIBIT C-3
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                      FORM OF PERMANENT GLOBAL CLASS C NOTE

REGISTERED                                                        $[__________]*

No. R-[  ]

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. [        ]
                                                             ISIN NO. [        ]

      TIES SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT-2") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C NOTE, AGREES FOR THE BENEFIT OF TEAM FLEET FINANCING CORPORATION (THE "COMPANY") THAT THIS CLASS C NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED TN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OR THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

      EACH NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A NOTE, REPRESENTS AND WARRANTS THAT EITHER (I) IT IS NOT, AND IS NOT ACQUIRING SUCH NOTE WITH THE ASSETS OF, A PENSION, PROFIT SHARING, OR OTHER RETIREMENT PLAN OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR AN ENTITY

----------
*     Denominations of $1,000,000 and integral multiples of $1,000.


                                     C-3-1

THAT IS DEEMED TO HOLD ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL, FOREIGN, OR CHURCH PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR (II) ITS PURCHASE AND HOLDING OF THESE NOTES WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL, FOREIGN OR CHURCH PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) BECAUSE SUCH PURCHASE AND HOLDING OF SUCH NOTE EITHER (A) IS NOT, AND WILL NOT BECOME, SUBJECT TO SUCH LAWS OR (B) IS COVERED BY AN EXEMPTION FROM ALL APPLICABLE PROHIBITED TRANSACTIONS, ALL OF THE CONDITIONS OF WHICH ARE AND WILL BE SATISFIED UPON ITS ACQUISITION OF AND THROUGHOUT THE TERM THAT IT HOLDS SUCH NOTE.

      EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.18 OF THE BASE INDENTURE, THIS CLASS C NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS C NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS C NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS CLASS C NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS C NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             TEAM FLEET FINANCING CORPORATION

                   FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS C

      Team Fleet Financing Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________________DOLLARS], which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class C Note shall be due on the Series 2001-3 Termination Date, which is the [__________, 2005] Distribution Date. However, principal with request to the Class C Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class C Note at the Class C


                                     C-3-2

Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class C Note is paid or made available for payment, on the principal amount of this Class Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Class C Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from _________, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class C Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Class C Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class C Note shall be applied first to interest due and payable on this Class C Note as provided above and then to the unpaid principal of this Class C Note. This Class C Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note or a Permanent Global Note , or for interests in a Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

      Reference is made to the further provisions of this Class C Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class C Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class C Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class C Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     C-3-3

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  _________________, 2001         TEAM FLEET FINANCING CORPORATION


                                       By: _____________________________________
                                           Title:


                         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By: _____________________________________
                                           Authorized Signature


                                     C-3-4

                            [REVERSE OF CLASS C NOTE]

      This Class C Note is one of a duly authorized issue of Class C Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class C (herein called the "Class C Notes"), all issued under (i) an Amended and Restated Base Indenture, dated as of December 1, 1996 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), among the Company, Budget Group, Inc., as servicer (the "Servicer") and as Budget Interestholder (in such capacity, the "Budget Interestholder") and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2001-3 Supplement, dated as of _________, 2001 (the "Series 2001-3 Supplement"), among the Company, the Servicer, the Budget Interestholder and the Trustee. The Base Indenture and the Series 2001-3 Supplement are referred to herein as the "Indenture". The Class C Notes are subject to all terms of the Indenture. All terms used in this Class C Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

      The Class C Notes are and will be secured by the Series 2001-3 Collateral pledged as security therefor as provided in the Indenture and the Series 2001-3 Supplement.

      Principal of the Class C Notes will be payable on each Distribution Date in an amount described in the Indenture. "Distribution Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________, 2001.

      As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the Series 2001-3 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 2001-3 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class C Notes may be paid earlier, as described in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Class C Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class C Note (or one or more predecessor Class C Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class C Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more predecessor Class C Notes) effected. by any payments made on any Distribution Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in


                                     C-3-5
full of the then remaining unpaid principal amount of this Class C Note on a Distribution Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee's principal Corporate Trust and Agency Group.

      As provided in the Indenture, the Class C Notes are subordinate to the Class A Notes and Class B Notes and, accordingly, (i) no payments of principal will be made with respect to this Class C Note until all of the Class A Notes and Class B Notes have been paid in full and (ii) no payments of interest will be made with respect to this Class C Note on any given date until all payments of interest under any of the Class A Notes and Class B Notes that are due and payable on such date have been paid in full.

      The Company shall pay interest on overdue installments of interest at the Class C Note Rate to the extent lawful.

      As provided in the Indenture, the Class C Notes are subject to repurchase by the Issuer in whole, but not in part on any Distribution Date on or after which the Class A Notes and Class B Notes have been paid in full. If on any such Distribution Date, the Aggregate Principal Balance is greater than $[_________], a prepayment premium shall be payable as set forth in the Series 2001-3 Supplement.

      As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class C Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any


                                     C-3-6
such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note, subject to
Section 13.18 of the Base Indenture.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in fall of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

      Prior to the due presentment for registration of transfer of this Class C Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class C Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Class C Notes will evidence indebtedness of the Company secured by the Series 2001-3 Collateral. The Noteholders, by the acceptance of this Class C Note, agree to treat this Class C Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

      In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8BEN or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that a beneficial owner of this Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within 30 days of such change.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 2001-3 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 2001-3 Notes representing more than 50% in principal amount of the Outstanding Series 2001-3 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 2001-3 Notes representing specified percentages of the Outstanding Series 2001-3 Notes, on behalf of the Holders of all the Series 2001-3 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class C Note (or any one of more predecessor


                                     C-3-7

Class C Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 2001-3 Notes issued thereunder.

      The term "Company" as used in this Class C Note includes any successor to the Company under the Indenture.

      The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

      This Class C Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

      No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed

      Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream. Each person who is shown in the records of Euroclear and Clearstream as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Clearstream shall in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Clearstream to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Clearstream to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Clearstream for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Issuer irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Clearstream without the production of this Permanent Global Note.

      Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                     C-3-8

                                                                       EXHIBIT D
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                                 FORM OF CONSENT

Bankers Trust Company,
as Trustee
4 Albany Street
New York, NY 10006
Attn:  Corporate Trust and Agency Group

Team Fleet Financing Corporation
4225 Naperville Road
Lisle, Illinois 60532
Attn:  Treasurer

      This Consent is delivered pursuant to the Change of Percentage Notice, dated _______________, 20__ (the "Notice") and the Series 2001-3 Supplement, dated as of _________, 2001 (as amended, modified or supplemented from time to time, the "Series 2001-3 Supplement") among Team Fleet Financing Corporation, a Delaware corporation, Budget Group, Inc. and Bankers Trust Company, a New York banking corporation ("Trustee"). Terms used herein have the meaning provided in the Series 2001-3 Supplement.

      Pursuant to Article 5 of the Series 2001-3 Supplement, the Trustee has delivered a Notice indicating that there be an adjustment of either the Maximum Manufacturer Percentage with respect to any Eligible Manufacturer or the Maximum Type II Repurchase Percentage with respect to Group V Type II Repurchase Vehicles. The undersigned understands that this consent will only be effective if the Trustee receives Consents from Noteholders representing not less than 25% of the aggregate unpaid principal amount of the Class A Notes on or before _______________, 20__.

      The undersigned hereby represents and warrants that it is the beneficial owner of $______________ in the principal amount of Class [A][B][C] Notes.


                                    [Name]


                                    By:_______________________________________

                                                                       EXHIBIT E
                                                                              TO
                                                        SERIES 2001-3 SUPPLEMENT

                          EXHIBIT A-6 TO BASE INDENTURE

                  FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                       EXCHANGE FROM PERMANENT GLOBAL NOTE
                            TO RESTRICTED GLOBAL NOTE
                       (exchanges or transfers pursuant to
                       Section 2.9 of the Base Indenture)

BANKERS TRUST COMPANY,
as Trustee
4 Albany Street
New York, New York  10006

            Re:   Team Fleet Financing Corporation ("TFFC")
                  Rental Car Asset Backed Medium Term Notes

      Reference is hereby made to the Amended and Restated Base Indenture, dated as of December 1, 1996 (the "Base Indenture"), among TFFC, Team Rental Group, Inc., as Servicer, and Bankers Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to _________________ principal amount of Series ___ Notes which are held in the form of the Permanent Global Series ___ Note (CUSIP
(CINS) No. __) with Euroclear/Cedel* (ISIN Code | |) (Common Code (| |) through DTC by or on behalf of [transferor] as beneficial owner (the "Transferor"). The Transferor has requested an exchange or transfer of its beneficial interest in the Series ___ Notes for an interest in the Restricted Global Series ___ Note (CUSIP No. [| |).

      In connection with such request, and in respect of such Series ____ Notes, the Transferor does hereby certify that such Series ____ Notes are being transferred in accordance with Rule l44A under the United States Securities Act of 1933, as amended (the "Securities Act") to a transferee that the Transferor reasonably believes is purchasing the Series ___ Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule l44A and in accordance with any applicable securities laws of any state of the United States or any other Jurisdiction.

----------
*     Select appropriate depositary.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Dealers.

                                    [Insert Name of Transferor]


                                    By: _______________________________________
                                        Name:
                                        Title:

Dated:


                                           E-2